Exhibit 10.95

                       DONALDSON, LUFKIN & JENRETTE, INC.
               DONALDSON, LUFKIN & JENRETTE SECURITIES CORPORATION

                            List of Closing Documents

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The following is a list of documents delivered in connection with the closing on
May 19, 1999 under the Second Amended and Restated Credit Agreement dated as of May 28, 1999 (the "Credit Agreement") among Donaldson, Lufkin & Jenrette, Inc. ("DLJ"); Donaldson, Lufkin & Jenrette Securities Corporation ("DLJSC" and together with DLJ, the "Borrowers"); each of the lenders signatory thereto (the "Banks"); Chase Securities Inc., as arranger for the Banks (in such capacity, together with its successors in such capacity, the "Arranger"); The Chase Manhattan Bank and Bank of America National Trust & Savings Association, as syndication agents for such Banks (each individually, in such capacity, together with its successors in such capacity, a "Syndication Agent" and collectively, the "Syndication Agents"); The Bank of New York, as administrative agent for the Banks (in such capacity, together with its successors in such capacity, the "Administrative Agent") and as payment agent with respect to the loans made to DLJ (in such capacity, together with its successors in such capacity, the "Payment Agent"); and The First National Bank of Chicago, as documentation agent for the Banks (in such capacity, together with its successors in such capacity, the "Documentation Agent") and as collateral agent for the Banks with respect to loans to DLJSC (in such capacity, together with its successors in such capacity, the "DLJSC Collateral Agent") and as payment agent with respect to the loans made to DLJSC (in such capacity, together with its successors in such capacity, the "Payment Agent"). Capitalized terms not defined herein are used as defined in the Credit Agreement.
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DOCUMENT                                                                     TAB

Basic Documents

Second Amended and Restated Credit Agreement                                 1

Amendment No. 2 to Master Security Agreement                                 2

DOCUMENT                                                                     TAB

Corporate Documents

Good Standing Certificate for DLJ from the Secretary of State of Delaware    3

Good Standing Certificates for DLJSC from the Secretary of State of Delaware 4

Certificate of the Secretary of DLJ with respect to:                         5

      a.    Restated Certificate of Incorporation
      b.    By-laws
      c.    Board of directors resolutions
      d.    Operating Committee Resolutions
      e.    Incumbency

Certificate of the Secretary of DLJSC with respect to:                       6

      a.    Restated Certificate of Incorporation
      b.    By-laws
      c.    Board of directors resolutions
      d.    Operating Committee Resolutions
      e.    Incumbency

Officer's Certificate for DLJ                                                7

Officer's Certificate for DLJSC                                              8

Legal Opinion.

Opinion of Wilmer, Cutler & Pickering, special Counsel of
the Borrowers                                                                9

                                                                       EXHIBIT A

                  AMENDMENT NO. 2 TO MASTER SECURITY AGREEMENT

            AMENDMENT NO. 2 TO MASTER SECURITY AGREEMENT dated as of May 28, 1999, between DONALDSON, LUFKIN & JENRETTE SECURITIES CORPORATION, a corporation duly organized and validly existing under the laws of the State of Delaware (the "Company"), and THE FIRST NATIONAL BANK OF CHICAGO, as collateral agent for the Lenders (as defined in the Security Agreement referred to below) (in such capacity, together with its successors in such capacity, the "Collateral Agent").

                              W I T N E S S E T H:

            WHEREAS, the Company and the Collateral Agent are parties to a Master Security Agreement dated as of May 30, 1997 (as amended and supplemented and in effect from time to time, the "Security Agreement"), providing security for the payment of the Extensions of Credit and the other Secured Obligations (as such terms are defined in the Security Agreement); and

            WHEREAS, the Company and the Collateral Agent wish to amend the Security Agreement in certain respects and have previously obtained the consent of the "Required Lenders" under and as defined in the Security Agreement to the execution and delivery of this Amendment No. 2 to Master Security Agreement;

            NOW, THEREFORE, the parties hereto hereby agree as follows:

            P. 1. Definitions. Except as otherwise defined in this Amendment No. 2 to Master Security Agreement, terms defined in the Security Agreement are used herein as defined therein.

            P. 2. Amendments. Subject to the satisfaction of the conditions precedent specified in P. 4 below, the Security Agreement shall be amended as follows:

            (a) Section 1 of the Security Agreement shall be amended by adding the following new definitions (to the extent not already included in said
      Section 1) and inserting the same in the appropriate alphabetical locations and amending in their entirety the following definitions (to the extent already included in said Section 1) to read in their entirety as follows:

                  "Certificated Security" has the meaning assigned to such term in Section 8-102(a)(4) of the Code.

                  "Collateral Release Request" means (a) in the case of any
            request, delivered to the Collateral Agent in accordance with
            Section 3.04, to release


                  Amendment No. 2 to Master Security Agreement

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                                       -2-


            Securities held with the DTC, a transmission from the DTC or Company, as the case may be, to the Collateral Agent setting forth such release and (b) in the case of any request to release any other Collateral, a duly completed request from the Company to the Collateral Agent in the form of Exhibit A or a communication that includes substantially the same information in such other form as is reasonably acceptable to the Collateral Agent.

                  "Collateral Transfer Request" means (a) in the case of any transfer to the Collateral Agent, in accordance with Section 3.03, of Securities held with the DTC, a transmission from the DTC or the Company, as the case may be, to the Collateral Agent setting forth such transfer and (b) in the case of any transfer of any other Collateral, a duly completed request from the Company to the Collateral Agent in the form of Exhibit B or a communication that includes substantially the same information in such other form as is reasonably acceptable to the Collateral Agent.

                  "Credit Agreement" means the Second Amended and Restated
            Credit Agreement dated as May 28, 1999, among Donaldson, Lufkin & Jenrette, Inc., the Company, certain Lenders, First Chicago, as the DLJSC Collateral Agent, a Payment Agent and the Documentation Agent, The Bank of New York, as the Administrative Agent and a Payment Agent, and The Chase Manhattan Bank and Bank of America National Trust & Savings Association, as Syndication Agents, as amended, supplemented or otherwise modified from time to time.

                  "Customer Securities Collateral Account" means, collectively, one or more collateral accounts established by the Collateral Agent on the books of First Chicago or Chase (or such other agent or custodian appointed pursuant to Section 7.09), as a financial intermediary, or DTC, as a clearing corporation, pursuant to Section 3.02, or in the case of any such collateral account established with Chase, in its capacity as custodian of Collateralized Mortgage Obligations that are Customer Securities, pursuant to an agreement among the Company, the Collateral Agent and Chase, and designated "Customer Securities Collateral Account pledged by Donaldson, Lufkin & Jenrette Securities Corporation to The First National Bank of Chicago, as Collateral Agent" and any successor accounts established pursuant to Section 7.07.

                  "Firm Securities Collateral Account" means, collectively, one or more collateral accounts established by the Collateral Agent on the books of First Chicago or Chase (or such other agent or custodian appointed pursuant to Section 7.09), as a financial intermediary, or DTC, as a clearing corporation, pursuant to Section 3.02, or in the case of any such collateral account established with Chase, as custodian, pursuant to the DLJSC Tri-Party Agreement and designated "Firm Securities Collateral Account pledged by Donaldson, Lufkin & Jenrette Securities Corporation to The First National Bank of Chicago, as Collateral Agent" and any successor accounts established pursuant to Section 7.07.


                  Amendment No. 2 to Master Security Agreement

                  "Uncertificated Security" has the meaning assigned to such term in Section 8-102(a)(18) of the Code.

            (b) Section 1 of the Security Agreement is hereby amended by deleting the definition of "PTC" therefrom.

            (c) Section 1 of the Security Agreement shall be further amended by replacing the reference to "Section 8-302 of the Code" in the first parenthetical of clause (b) in the definition of "Eligible Domestic Security" with "Section 8-102(a)(1) of the Code"

            (d) Section 2 (g)(i) of the Security Agreement is hereby amended by replacing the reference to "Section 8-302 of the Code" "in the second parenthetical thereof with "Section 8-102(a)(1) of the Code"

            (e) Section 7.09(a) of the Security Agreement is hereby amended by deleting "PTC" from the second sentence thereof.

            P. 3. Representations and Warranties. The Company represents and warrants to the Collateral Agent that the representations and warranties set forth in Section 2 of the Security Agreement are true and complete on the date hereof as if made on and as of the date hereof after giving effect to this Amendment No. 2 to the Master Security Agreement and as if each reference in said Section 2 to "this Agreement" included reference to this Amendment No. 2 to the Master Security Agreement.

            P. 4. Conditions Precedent. The amendments to the Security Agreement set forth in said Section 2 shall become effective, as of the date hereof, upon the satisfaction of the conditions precedent that: (i) this Amendment No. 2 to Master Security Agreement shall have been executed and delivered by each of the parties listed on the signature pages hereto and (ii) the Second Amended and Restated Credit Agreement shall have become effective in accordance with the terms thereof.

            P. 5. Miscellaneous. Except as herein provided, the Security Agreement shall remain unchanged and in full force and effect. This Amendment No. 2 to Master Security Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Amendment No. 2 to Master Security Agreement by signing any such counterpart. This Amendment No. 2 to Master Security Agreement shall be governed by, and construed in accordance with, the law of the State of New York.


                  Amendment No. 2 to Master Security Agreement

            IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 2 to the Master Security Agreement to be duly executed and delivered as of the day and year first above written.

                                     DONALDSON, LUFKIN & JENRETTE
                                      SECURITIES CORPORATION


                                     By_______________________
                                      Title:


                                     THE FIRST NATIONAL BANK
                                      OF CHICAGO, as Collateral Agent


                                     By________________________
                                      Title:


                  Amendment No. 2 to Master Security Agreement

                                                                       EXHIBIT B

                     [Opinion of Wilmer, Cutler & Pickering]

To the Banks party to the Credit Agreement referred to Below; Chase Securities Inc., as Arranger; The Chase
Manhattan Bank, as Syndication Agent; Bank of
America, National Trust & Savings Association as
Syndication Agent; The First National Bank of Chicago, as Documentation Agent, DLJSC Collateral Agent and
Payment Agent; and The Bank of New York, as
Administrative Agent and Payment Agent.

Ladies and Gentlemen:

            We have acted as special counsel to Donaldson Lufkin & Jenrette, Inc. ("DLJ") and Donaldson Lufkin & Jenrette Securities Corporation ("DLJSC") (each a "Borrower" and collectively the "Borrowers") in connection with the Second Amended and Restated Credit Agreement dated as of May 28, 1999, the "Credit Agreement" among DLJ; DLJSC; the Banks party thereto; Chase Securities Inc., as Arranger; The Chase Manhattan Bank, and Bank of America National Trust & Savings Association, as Syndication Agents; the Bank of New York, as Administrative Agent; and The First National Bank of Chicago, as Documentation Agent, DLJSC Collateral Agent and Payment Agent. All capitalized terms used but not defined herein have the respective meanings given to such terms in the Credit Agreement.

            This opinion is being delivered pursuant to Paragraph 4.03 of the Credit Agreement.

            In rendering the opinions expressed below, we have examined the following agreements, instruments and other documents:

            (a)   the Credit Agreement;

            (b)   the Notes;


                  Form of Opinion of Wilmer, Cutler & Pickering

            (c) the Master Security Agreement dated as of May 30, 1997, as amended by Amendment No. 2 to Master Security Agreement dated as of May 28, 1999, each among DLJSC, the Banks, the First National Bank of Chicago as DLJSC Collateral Agent and the Bank of New York as Administrative Agent; and

            (d) such corporate records of the borrowers and such other documents as we have deemed necessary as a basis for the opinions expressed below.

The agreements and instruments referred to in the foregoing lettered clauses
(a), (b), and (c) are collectively referred to as the "Credit Documents".

            In our examination, we have assumed the genuineness of all signatures, the authenticity of all documents submitted to us as originals and the conformity with authentic original documents of all documents submitted to us as copies. As to factual matters relevant to this opinion, we have relied upon statements of governmental officials and upon representations made in or pursuant to the Credit Documents and certificates of appropriate representatives of the Borrowers.

            In rendering the opinions expressed below, we have assumed, with respect to all of the documents referred to in this opinion letter, that (except, to the extent set forth in the opinions expressed below, as to the Borrowers):

            (i) such documents have been duly authorized by, have been duly executed and delivered by, and constitute legal, valid, binding and enforceable obligations of, all of the parties to such documents;

            (ii)  all signatories to such documents have been duly authorized;
                  and

            (iii) all of the parties to such documents are duly organized and validly existing and have the power and authority (corporate or other) to execute, delivery and perform such documents.

            Based upon and subject to the foregoing and subject also to the comments and qualifications set forth below, and having considered such questions of law as we have deemed necessary as a basis for the opinions expressed below, we are of the opinion that:

            1. Each Borrower is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.

            2. Each Borrower has all requisite corporate poser to execute and deliver, and to perform its obligations under, the Credit Documents to which it is a party. Each Borrower has all requisite corporate power to borrow under the Credit Agreement. DLJSC has all requisite corporate power to grant a security interest in the DLJSC Collateral pursuant to the DLJSC Security Agreement.


                  Form of Opinion of Wilmer, Cutler & Pickering

            3. The execution, delivery and performance by each Borrower of each Credit Document to which it is a party and the borrowings by such Borrower under the Credit Agreement and the pledge of the DLJSC Collateral pursuant to the Security Documents to which DLJSC is a party, have been duly authorized by necessary corporate action on the part of such Borrower.

            4. Each of the Credit Documents constitutes the legal, valid and binding obligation of each Borrower party to such Credit Document, enforceable against such Borrower in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights of creditors generally and except as the enforceability of the Credit Documents is subject to the application of general principles of equity (regardless of whether considered in a proceeding in equity or at law), including, without limitation, (a) the possible unavailability of specific performance, injunctive relief or any other equitable remedy and (b) concepts of materiality, reasonableness, good faith and fair dealing.

            5. No authorization, approval or consent of, and no filing or registration with, any governmental or regulatory authority or agency of the United States of America is required on the party of any Borrower for the execution, delivery or performance by such Borrower of any of the Credit Documents or for the borrowings by such Borrower under the Credit Agreement or the granting of a security interest in the Collateral (as defined in the Security Agreement) pursuant to the Security Agreement.

            6. The execution, delivery and performance by each Borrower of, and the consummation by such Borrower of the transactions contemplated by, the Credit Documents do not and will not violate any applicable law, rule or regulation.

            The foregoing opinions are subject to the following comments and qualifications:

            (A) The enforceability of the second paragraph of Section 11.03 of the Credit Agreement (and any similar provisions in any of the other Credit Documents) may be limited by laws rendering unenforceable (i) indemnification contrary to Federal or state securities laws and the public polity underlying such laws and (ii) the release of a party from, or the indemnification of a party against, liability for its own wrongful or negligent acts under certain circumstances.

            (B) The enforceability of provisions in the Credit Documents to the effect that terms may not be waived or modified except in writing may be limited under certain circumstances.

            (C) We express no opinion as to (i) the effect of the laws of any jurisdiction in which any Bank is located (other than the State of New York) that limit the interest, fees or other charges such Bank may impose, (ii)
Section 4.07(c) of the Credit Agreement, (iii) the second sentence of Section
11.10 of the Credit Agreement, insofar as such sentence relates to the subject matter jurisdiction of the United States District court for the Southern District of New York to adjudicate any controversy related to the Credit Documents, and (iv) the waiver of inconvenient


                  Form of Opinion of Wilmer, Cutler & Pickering forum set forth in Section 11.10 of the Credit Agreement with respect to proceedings in the United States District Court for the Southern District of New York and the waiver in the antepenultimate sentence of said Section 11.10.

            (D) We wish to point out that the obligations of DLJSC, and the rights and remedies of the Lenders (as defined in the Security Agreement), under the Security Agreement may be subject to possible limitations upon the exercise of remedial or procedural provisions contained in the Security Agreement, provided that such limitations do not, in out opinion, make the remedies and procedures that will be afforded to the Lenders inadequate for the practical realization of the substantive benefits purported to be provided to the Lenders by the Security Agreement, subject to the economic consequences of any delay which may result from applicable law, rules or judicial process.

            The foregoing opinions are limited to the Federal laws of the United States of America, the General Corporation Law of the State of Delaware, the law of the State of New York and the law of the District of Columbia, and we do not express any opinion as to the laws of any other jurisdiction. We disclaim any obligation to update or supplement this opinion to reflect any facts or circumstances which may hereafter come to our attention, or any changes in laws which may hereafter occur.

            At the request of our clients, this opinion letter is, pursuant to Paragraph 4.03 of the Credit Agreement, provided to you by us in our capacity as special counsel to the borrowers and may not be relied upon by any Person other than you and your respective successors and assigns and then only in connection with the transactions contemplated by the Credit Agreement without, in each instance, our prior written consent.

                               Very truly yours,

                               WILMER, CUTLER & PICKERING


                               By:_______________________________
                                  A partner


                  Form of Opinion of Wilmer, Cutler & Pickering

                                                                [Execution Copy]


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                        DONALDSON, LUFKIN & JENRETTE, NC.
               DONALDSON, LUFKIN & JENRETTE SECURITIES CORPORATION

                         ------------------------------

                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT

                            Dated as of May 28, 1999

                         ------------------------------

                                 $2,500,000,000

                         ------------------------------

                             CHASE SECURITIES INC.,
                                   as Arranger

                            THE CHASE MANHATTAN BANK
                                       and
              BANK OF AMERICA NATIONAL TRUST & SAVINGS ASSOCIATION
                              as Syndication Agents

              THE FIRST NATIONAL BANK OF CHICAGO, as Documentation
                 Agent, DLJSC Collateral Agent and Payment Agent

                              THE BANK OF NEW YORK,
                    as Administrative Agent and Payment Agent

================================================================================

                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT

            SECOND AMENDED AND RESTATED CREDIT AGREEMENT dated as of May 28, 1999 among: DONALDSON, LEFKIN & JENRETTE, INC., a Delaware corporation ("DLJ"); DONALDSON, LUFKIN & JENRETTE SECURITIES CORPORATION, a Delaware corporation ("DLJSC" and, together with DLJ, the "Borrowers") each of the lenders that is a signatory hereto identified under the caption "BANKS" on the signature pages hereto or that, pursuant to Section 11.06(b) of the Credit Agreement (as hereinafter defined), shall become a "Bank" hereunder (individually, a "Bank" and, collectively, the "Banks"); CHASE SECURITIES INC., as arranger for the Banks (in such capacity, together with its successors in such capacity, the "Arranger"); THE CHASE MANHATTAN BANK and BANK OF AMERICA NATIONAL TRUST & SAVINGS ASSOCIATION, as Syndication Agents for the Banks (each individually, in such capacity, together with its successors in such capacity, a "Syndication Agent" and, collectively, the "Syndication Agents") THE BANK OF NEW YORK, as administrative agent for the Banks (in such capacity, together with its successors in such capacity, the "Administrative Agent") and as Payment Agent with respect to loans made to DLJ (in such capacity, together with its successors in such capacity, a "Payment Agent") and THE FIRST NATIONAL BANK OF CHICAGO, as documentation agent for the Banks (in such capacity, together with its successors in such capacity, the "Documentation Agent") and as collateral agent for the Banks with respect to loans to DLJSC (in such capacity, together with its successors in such capacity, the "DLJSC Collateral Agent") and as Payment Agent with respect to loans made to DLJSC (in such capacity, together with its successors in such capacity, a "Payment Agent").

                              W I T N E S S E T H:

            WHEREAS, the Borrowers, certain Banks (the "Existing Banks"), the Administrative Agent, the Arranger, each of the financial institutions identified as a Syndication Agent on the signature pages thereof, the DLJSC Collateral Agent and the Documentation Agent are party to a First Amended and Restated Credit Agreement dated as of May 29, 1998 (the "Existing Credit Agreement") pursuant to which the Existing Banks have agreed to make revolving loans to the Borrowers, on the conditions set forth therein, through and including the date hereof and

            WHEREAS, Banca Commerciale Italiana, Credit Commercial de France, DG Bank, Deutsche Genossenschaftsbank AG, HSBC Bank USA, The Royal Bank of Scotland plc, Skandinaviska Enskilda Banken AB and Westpac Banking Corp (the "New Banks") wish to become parties to the Credit Agreement (as defined below) as "Banks" thereunder, Credito Italiano, CIBC Inc., PNC Bank, NA, The Sakura Bank, Societe Generale, The Toronto Dominion, Inc. and Union Bank of Switzerland no longer wish to be parties to the Credit


                  Second Amended and Restated Credit Agreement

Agreement as "Banks" thereunder, and the parties hereto desire to amend and restate the Existing Credit Agreement in its entirety to provide, among other things for the extension of the Commitment Termination Date (as defined in the Existing Credit Agreement), a decrease of the aggregate commitments of the Banks thereunder to $2,500,000,000 and certain other changes;

            NOW, THEREFORE, the parties hereto agree to amend the Existing Credit Agreement as set forth herein and to restate the Existing Credit Agreement to read in its entirety as set forth in the Existing Credit Agreement, which is hereby incorporated herein by reference, with the amendments set forth in Article II below (as so amended and restated, the "Credit Agreement"):

                                    ARTICLE I

                                   Definitions

            Except as used in the definitions set forth in Article II below, references to "hereby," "herein," "hereof" and "herewith" refer to this document but not the Credit Agreement. Capitalized terms used but not otherwise defined herein have the meanings given them in the Credit Agreement.

                                   ARTICLE II

                                   Amendments

            Subject to the satisfaction or waiver of the conditions precedent set forth in Article IV of this Second Amended and Restated Credit Agreement, but effective as of the date hereof, the Existing Credit Agreement is hereby amended as follows:

            P. 2.01. References in the Existing Credit Agreement to "this Agreement" (including indirect references) shall be deemed to be references to the Credit Agreement. The New Banks shall be deemed to be Banks under and for all purposes of the Credit Agreement, and each reference in the Credit Agreement to Banks shall be deemed to include the New Banks.

            P. 2.02. Section 1.01 of the Existing Credit Agreement is amended by adding the following new definitions (to the extent not already included in said
Section 1.01) and inserting the same in the appropriate alphabetical locations and amending in their entirety the following definitions (to the extent already included in said Section 1.01) to read in their entirety as follows:

            "Agreement" shall mean, on any date from and after the Second Amendment Effective Date, this Credit Agreement as in effect on the Second Amendment Effective Date and as thereafter from time to time amended, supplemented, amended and restated, or otherwise modified and in effect on such date.


                  Second Amended and Restated Credit Agreement

            "Applicable Margin" shall mean (a) with respect to any Type of Committed Rate Loan made to a Borrower, the applicable margin per annum specified in the Borrower Annex applicable to such Borrower, provided that from and after the Commitment Termination Date until the payment in full of such Loan, the "Applicable Margin" with respect to such Loan shall be increased by .19%, and (b) with respect to any utilization fee payable hereunder, the applicable utilization fee rate per annum specified in the Borrower Annex applicable to such Borrower.

            "B of A" shall mean Bank of America National Trust & Savings Association.

            "Borrower Annex" shall mean (a) as to DLJ, Annex A appended to the Second Amended and Restated Credit Agreement and (b) as to DLJSC, Annex B appended to the Second Amended and Restated Credit Agreement.

            "Commitment" shall mean, as to each Bank for each Borrower, the obligation of such Bank to make Committed Rate Loans to such Borrower in an aggregate principal amount at any one time outstanding up to but not exceeding the amount set forth opposite such Bank's name on Appendix I to the Second Amended and Restated Credit Agreement under the applicable caption for such Borrower (as the same may at any time or from time to time be reduced pursuant to Section 2.03 hereof or increased or decreased pursuant to Section 11.06 hereof).

            "Commitment Termination Date" shall mean May 26, 2000 (or if such day is not a Business Day, the immediately preceding Business Day), as the same may be extended pursuant to Section 2.10 hereof.

            "Existing Credit Agreement" shall have the meaning assigned to such term in the "Witnesseth" clauses of the Second Amended and Restated Credit Agreement.

            "Maximum Aggregate Commitment" shall mean, as to each Bank, the obligation of such Bank to make Committed Rate Loans to the Borrowers in an aggregate principal amount at any one time outstanding up to but not exceeding the amount set forth opposite the name of such Bank on Appendix I to the Second Amended and Restated Credit Agreement under the caption "Maximum Aggregate Commitment" (as the same may be reduced from time to time pursuant to Section 2.03 hereof or increased or decreased pursuant to
      Section 11.06 hereof).

            "Second Amended and Restated Credit Agreement" shall mean that certain Second Amended and Restated Credit Agreement, between the Borrowers, the Banks, the Arranger, the Syndication Agents and the Documentation Agent, dated as of May 28, 1999.


                  Second Amended and Restated Credit Agreement

            "Second Amendment Effective Date" shall mean the date upon which each of the conditions precedent set forth in Article IV of the Second Amended and Restated Credit Agreement shall have been satisfied or waived.

            P. 2.03. Section 2.04 of the Existing Credit Agreement is amended
(i) by replacing the reference to "the Amendment Effective Date" in the first sentence thereof with "the Second Amendment Effective Date", (ii) by replacing the reference to "the date hereof' in the penultimate sentence thereof with "the Second Amendment Effective Date" and (iii) by appending the following sentence to the end thereof:

      "For the avoidance of doubt, no facility fees shall accrue after the Commitment Termination Date (after giving effect to any extension thereof pursuant to Section 2.10 hereof)."

            P. 2.04. Section 2 of the Existing Credit Agreement shall be amended by adding a new Section 2.11 as follows:

            "2.11 Utilization Fee. The Borrowers, jointly and severally, agree to pay to the Administrative Agent for the account of each Bank a utilization fee, which shall accrue at a rate per annum equal to the Applicable Margin, on the daily amount of the aggregate outstanding principal amounts of the Loans made by such Bank to such Borrower, if but only if: (i) during the period from and including the Second Amendment Effective Date through but excluding the Commitment Termination Date (after giving effect to any extension thereof pursuant to Section 2.10 hereof), the aggregate principal amount of the Loans of all of the Banks (including, without limitation, Competitive Bid Loans) outstanding on such date is greater than 50% of the sum of the Maximum Aggregate Commitments of all the Banks on such date, such utilization fee (if any) to be payable in arrears on each Quarterly Date and on the Commitment Termination Date, and with respect to any utilization fee owing to any Bank whose Commitment is terminated pursuant to Section 2.10(c), on the date on which such Bank's Loans are paid in full and (ii) during the period from and including the Commitment Termination Date through but excluding the Final Maturity Date, the aggregate principal amount of the Loans of all of the Banks outstanding on such date is greater than 50% of the sum of the Maximum Aggregate Commitments of all the Banks on the Commitment Termination Date, such utilization fee (if any) to be payable in arrears on each Quarterly Date and on the Final Maturity Date. Utilization fees shall be computed on the basis of a year of 360 days and shall be payable for the actual number of days elapsed (including the first day but excluding the last day).

            P. 2.05. Section 6.01(a) of the Existing Credit Agreement is amended by: (a) deleting clause (vii) thereof in its entirety and replacing it with "[Intentionally Omitted]" and (b) deleting clause (viii) thereof in its entirety and replacing it with "[Intentionally Omitted]".


                  Second Amended and Restated Credit Agreement

            P. 2.06. Section 6.01 of the Existing Credit Agreement is amended by deleting subsection (b) thereof in its entirety and replacing it with "[Intentionally Omitted]".

            P. 2.07. Section 7.01 of the Existing Credit Agreement is amended by: (a) deleting "1997" from the first and last sentences of subsection (b) and inserting "1998" and (b) replacing the phrase "Each of DLJSC, DLJMC and DLJ Mortgage Acceptance" from subsection (o) thereof with "DLJSC".

            P. 2.08. Section 7.03 of the Existing Credit Agreement is amended by deleting "1997" from the first and last sentences of subsection (d) and inserting "1998".

            P. 2.09. Section 8.01(b) of the Existing Credit Agreement is amended by appending the following sentence to the end thereof:

            "Such Borrower will promptly give to each Bank notice of all investigations or proceedings pending or, to its knowledge, threatened against such Borrower or its respective Subsidiaries or affecting any of the Property thereof before any Governmental Authority or Self-Regulatory Organization, including, without limitation, the NYSE, any other stock or securities or commodities exchange, the NASD, the Commission or the CFTC, as to which individually or in the aggregate there is a reasonable likelihood, in the good faith determination of an Executive Officer of such Borrower, of an adverse decision which would reasonably be expected to have a Material Adverse Effect with respect to such Borrower.

            P. 2.10. Section 8.02(a) of the Existing Credit Agreement is amended by replacing the reference to "$1,600,000,000" with "$1,900,000,000" and the reference to "1998" with "1999".

            P. 2.11. Section 8.03(b) of the Existing Credit Agreement is amended by replacing the reference to $900,000,000 with "$1,000,000,000" and the reference to "1998" with "1999".

            P. 2.12. Section 9.02(k) of the Existing Credit Agreement is amended to read in its entirety as follows:

            "(k) The DTC shall revoke DLJSC's membership therein or shall suspend such membership and such membership shall not be reinstated within 10 days of such suspension; or"

            P. 2.13. Annex A to the Credit Agreement is amended by deleting Annex A to the Existing Credit Agreement in its entirety and replacing it with Annex A appended to the Second Amended and Restated Credit Agreement.

            P. 2.14. Annex B to the Existing Credit Agreement is amended by deleting Annex B to the Existing Credit Agreement in its entirety and replacing it with Annex B appended to the Second Amended and Restated Credit Agreement.


                  Second Amended and Restated Credit Agreement

                                   ARTICLE III

                         Representations and Warranties

            Each Borrower hereby represents and warrants to the Banks and the Agents as of the date hereof and as of the Second Amendment Effective Date (as defined in Article II hereof) that:

            (i) no Default has occurred and is continuing;

            (ii) each of the representations and warranties of the Borrowers in
      Section 7 of the Existing Credit Agreement and in the other Basic Documents are true and complete on the date hereof, with the same force and effect as if made on and as of the date hereof (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date), after giving effect to this Second Amended and Restated Credit Agreement and as if each reference in said Section 7 or in each such Basic Document to "this Agreement" included reference to this Second Amended and Restated Credit Agreement; and

            (iii) set forth in Appendix II to this Second Amended and Restated Credit Agreement is a complete and correct list, as of the date hereof, of all of the direct Subsidiaries of DLJ and all of the Subsidiaries (direct and indirect) of DLJSC, together with, for each such Subsidiary, (i) the jurisdiction of organization of such Subsidiary, (ii) each Person holding ownership interests in such Subsidiary and (iii) the nature of the ownership interests held by each such Person and the percentage of ownership of such Subsidiary represented by such ownership interests.

                                   ARTICLE IV

                              Conditions Precedent

            The amendments set forth in Article II hereof shall become effective as the date hereof, subject to the satisfaction of the following conditions precedent:

            P. 4.01. Execution by All Parties. This Second Amended and Restated Credit Agreement shall have been executed and delivered by each of the parties hereto.

            P. 4.02. Resolutions, Etc. The Administrative Agent shall have received from the Borrowers, the following documents, each certified as indicated:

            (a) a certificate from the Secretary of State of the jurisdiction of its incorporation, dated as of a recent date, listing each amendment to the charter of such Borrower and certifying as to the good standing of such Borrower in such jurisdiction and a copy of


                  Second Amended and Restated Credit Agreement each amendment to such charter since the date of the Existing Credit Agreement, certified as of a recent date by the Secretary of State of its jurisdiction of incorporation;

            (b) a certificate of the Secretary or an Assistant Secretary of each Borrower, dated the Second Amendment Effective Date and certifying (A) that attached thereto is a true and complete copy of the by-laws of such Borrower as amended and in effect at all times from the date on which the resolutions referred to in clause (B) were adopted to and including the date of such certificate, (B) that attached thereto is a true and complete copy of resolutions duly adopted by the board of directors of such Borrower authorizing the execution, delivery and performance of such of the Basic Documents to which such Borrower is or is intended to be a party and the extensions of credit hereunder, and that such resolutions have not been modified, rescinded or amended and are in full force and effect, (C) that the charter of such Borrower has not been amended since the date of the certification thereto furnished pursuant to clause (a) above, and (D) as to the incumbency and specimen signature of each officer of such Borrower executing such of the Basic Documents to which such Borrower is intended to be a party and each other document or notice or other communication to be delivered by such Borrower from time to time in connection therewith and the Administrative Agent and each Bank may conclusively rely on such certificate until it shall have received a further certificate of the Secretary or an Assistant Secretary of such Borrower canceling or amending such prior certificate; and

            (c) a certificate of another officer of each Borrower as to the incumbency and specimen signature of the Secretary or Assistant Secretary, as the case may be, of such Borrower.

            P. 4.03. Opinion of Counsel. The Administrative Agent shall have received an opinion (with sufficient signed original copies for the Agents and each Bank), dated the Second Amendment Effective Date and addressed to the Agent and the Banks, from Wilmer, Cutler & Pickering, special New York counsel for the Borrowers, substantially in the form of Exhibit B hereto. The Borrowers hereby instruct such counsel to deliver said opinions to the Administrative Agent and each Bank hereunder.

            P. 4.04. Officer's Certificate. The Administrative Agent shall have received a certificate of a senior officer of each Borrower dated as of the Second Amendment Effective Date, to the effect set forth in Article III hereto.

            P. 4.05. Other Documents. Such other documents as any Agent or any Bank or special New York counsel to the Agents may reasonably request.


                  Second Amended and Restated Credit Agreement

                                    ARTICLE V

                   Consent to Amendment of Security Agreement

            Each of the Banks hereby consents to, and authorizes the DLJSC Collateral Agent to execute and deliver on its behalf, Amendment No. 2 to Master Security Agreement, in the form attached hereto as Exhibit A.

            Each party hereto agrees that, by its signature hereto and without any further action on the part of any other party, each New Bank has become a Lender (as defined in the Security Agreement) and is entitled to the rights and subject to the obligations of a Lender, as set forth in the Security Agreement.

                                   ARTICLE VI

                                  Miscellaneous

            Except as herein provided, the Existing Credit Agreement shall remain unchanged and in full force and effect. This Second Amended and Restated Credit Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Second Amended and Restated Credit Agreement by signing any such counterpart and sending the same by telecopier, mail messenger or courier to the Administrative Agent or counsel to the Administrative Agent. This Second Amended and Restated Credit Agreement shall be governed by, and construed in accordance with, the law of the State of New York.


                  Second Amended and Restated Credit Agreement

            IN WITNESS WHEREOF, the parties hereto have caused this Second Amended and Restated Credit Agreement to be duly executed as of the day and year first above written.


                                     DONALDSON, LUFKIN & JENRETTE, INC.

                                     By /s/ Charles J. Hendrickson
                                        ----------------------------------------
                                     Name:  Charles J. Hendrickson
                                     Title: Senior Vice President & Treasurer


                                     DONALDSON, LUFKIN & JENRETTE
                                      SECURITIES CORPORATION

                                     By /s/ William M. Tomai
                                        ----------------------------------------
                                     Name:  William M. Tomai
                                     Title: Senior Vice President


                  Second Amended and Restated Credit Agreement

                                     BANKS


                                     THE FIRST NATIONAL BANK OF CHICAGO,
                                      as DLJSC Collateral Agent,
                                      Documentation Agent and Payment Agent

                                     By /s/ Denise de Diego
                                        ----------------------------------------
                                     Name: Denise de Diego
                                     Title: First Vice President


                                     THE BANK OF NEW YORK
                                      as Administrative Agent and Payment Agent

                                     By
                                        ----------------------------------------
                                     Name:
                                     Title:


                                     BANK OF AMERICA NATIONAL
                                      TRUST & SAVINGS ASSOCIATION,
                                      as Syndication Agent

                                     By
                                        ----------------------------------------
                                     Name:
                                     Title:


                                     THE CHASE MANHATTAN BANK,
                                      as Syndication Agent

                                     By
                                        ----------------------------------------
                                     Name:
                                     Title:


                  Second Amended and Restated Credit Agreement

                                     BANKS


                                     THE FIRST NATIONAL BANK OF CHICAGO,
                                      as DLJSC Collateral Agent,
                                      Documentation Agent and Payment Agent

                                     By
                                        ----------------------------------------
                                     Name:
                                     Title:


                                     THE BANK OF NEW YORK
                                      as Administrative Agent and Payment Agent

                                     By /s/ Mark T. Rogers
                                        ----------------------------------------
                                     Name:  Mark T. Rogers
                                     Title: Vice President


                                     BANK OF AMERICA NATIONAL
                                      TRUST & SAVINGS ASSOCIATION,
                                      as Syndication Agent

                                     By
                                        ----------------------------------------
                                     Name:
                                     Title:


                                     THE CHASE MANHATTAN BANK,
                                      as Syndication Agent

                                     By
                                        ----------------------------------------
                                     Name:
                                     Title:


                  Second Amended and Restated Credit Agreement

                                     BANKS


                                     THE FIRST NATIONAL BANK OF CHICAGO,
                                      as DLJSC Collateral Agent,
                                      Documentation Agent and Payment Agent

                                     By
                                        ----------------------------------------
                                     Name:
                                     Title:


                                     THE BANK OF NEW YORK
                                      as Administrative Agent and Payment Agent

                                     By
                                        ----------------------------------------
                                     Name:
                                     Title:


                                     BANK OF AMERICA NATIONAL
                                      TRUST & SAVINGS ASSOCIATION,
                                      as Syndication Agent

                                     By /s/ Robert A. Jennings
                                        ----------------------------------------
                                     Name:  ROBERT A. JENNINGS
                                     Title: MANAGING DIRECTOR


                                     THE CHASE MANHATTAN BANK,
                                      as Syndication Agent

                                     By
                                        ----------------------------------------
                                     Name:
                                     Title:


                  Second Amended and Restated Credit Agreement

                                     BANKS


                                     THE FIRST NATIONAL BANK OF CHICAGO,
                                      as DLJSC Collateral Agent,
                                      Documentation Agent and Payment Agent

                                     By
                                        ----------------------------------------
                                     Name:
                                     Title:


                                     THE BANK OF NEW YORK
                                      as Administrative Agent and Payment Agent

                                     By
                                        ----------------------------------------
                                     Name:
                                     Title:


                                     BANK OF AMERICA NATIONAL
                                      TRUST & SAVINGS ASSOCIATION,
                                      as Syndication Agent

                                     By
                                        ----------------------------------------
                                     Name:
                                     Title:


                                     THE CHASE MANHATTAN BANK,
                                      as Syndication Agent

                                     By /s/ Pandora Setian
                                        ----------------------------------------
                                     Name:  Pandora Setian
                                     Title: Vice President


                  Second Amended and Restated Credit Agreement

BANCA COMMERCIALE ITALIANA,               BANCO DI NAPOLI
 NEW YORK BRANCH                            NEW YORK BRANCH


By: /s/ Charles Dougherty                  By:
    ----------------------------               ---------------------------------
Title: C. Dougherty, VP                    Title:


By: /s/ T. Gallonetto                      By:
    ----------------------------               ---------------------------------
Title: T. Gallonetto, AVP                  Title:


BANCO SANTANDER, S.A.                      BANK OF MONTREAL
NEW YORK BRANCH                              CHICAGO BRANCH


By:                                        By:
    ----------------------------               ---------------------------------
Title:                                     Title:


By:
    ----------------------------
Title:


THE BANK OF TOKYO-MITSUBISHI,              BANQUE NATIONALE DE PARIS
  LTD., NEW YORK BRANCH


By:                                        By:
    ----------------------------               ---------------------------------
Title:                                     Title:

                                           By:
                                               ---------------------------------
                                           Title:


                    Second Amended and Restated Credit Agreement

BANCA COMMERCIALE ITALIANA,               BANCO DI NAPOLI
 NEW YORK BRANCH                            NEW YORK BRANCH


By:                                        By: /s/ Vito Spada
    ----------------------------               ---------------------------------
Title:                                     Title: Vito Spada
                                                  Executive Vice President


By:                                        By: /s/ Claude P. Mapes
    ----------------------------               ---------------------------------
Title:                                     Title: Claude P. Mapes
                                                  First Vice President


BANCO SANTANDER, S.A.                      BANK OF MONTREAL
NEW YORK BRANCH                              CHICAGO BRANCH


By:                                        By:
    ----------------------------               ---------------------------------
Title:                                     Title:


By:
    ----------------------------
Title:


THE BANK OF TOKYO-MITSUBISHI,              BANQUE NATIONALE DE PARIS
  LTD., NEW YORK BRANCH


By:                                        By:
    ----------------------------               ---------------------------------
Title:                                     Title:

                                           By:
                                               ---------------------------------
                                           Title:


                    Second Amended and Restated Credit Agreement

BANCA COMMERCIALE ITALIANA,               BANCO DI NAPOLI
 NEW YORK BRANCH                            NEW YORK BRANCH


By:                                        By:
    ----------------------------               ---------------------------------
Title:                                     Title:


By:                                        By:
    ----------------------------               ---------------------------------
Title:                                     Title:


BANCO SANTANDER, CENTRAL HISPANO S.A.      BANK OF MONTREAL
NEW YORK BRANCH                              CHICAGO BRANCH


By: /s/ [ILLEGIBLE]                        By:
    ----------------------------               ---------------------------------
Title: VICE PRESIDENT                      Title:


By: /s/ Coleman [ILLEGIBLE]
    ----------------------------
Title: VICE PRESIDENT


THE BANK OF TOKYO-MITSUBISHI,              BANQUE NATIONALE DE PARIS
  LTD., NEW YORK BRANCH


By:                                        By:
    ----------------------------               ---------------------------------
Title:                                     Title:

                                           By:
                                               ---------------------------------
                                           Title:


                    Second Amended and Restated Credit Agreement

BANCA COMMERCIALE ITALIANA,               BANCO DI NAPOLI
 NEW YORK BRANCH                            NEW YORK BRANCH


By:                                        By:
    ----------------------------               ---------------------------------
Title:                                     Title:


By:                                        By:
    ----------------------------               ---------------------------------
Title:                                     Title:


BANCO SANTANDER, S.A.                      BANK OF MONTREAL
NEW YORK BRANCH                              CHICAGO BRANCH


By:                                        By: /s/ Leon H. Sinclair
    ----------------------------               ---------------------------------
Title:                                     Title: LEON H. SINCLAIR
                                                  DIRECTOR


By:
    ----------------------------
Title:


THE BANK OF TOKYO-MITSUBISHI,              BANQUE NATIONALE DE PARIS
  LTD., NEW YORK BRANCH


By:                                        By:
    ----------------------------               ---------------------------------
Title:                                     Title:

                                           By:
                                               ---------------------------------
                                           Title:


                    Second Amended and Restated Credit Agreement

BANCA COMMERCIALE ITALIANA,               BANCO DI NAPOLI
 NEW YORK BRANCH                            NEW YORK BRANCH


By:                                        By:
    ----------------------------               ---------------------------------
Title:                                     Title:


By:                                        By:
    ----------------------------               ---------------------------------
Title:                                     Title:


BANCO SANTANDER, S.A.                      BANK OF MONTREAL
NEW YORK BRANCH                              CHICAGO BRANCH


By:                                        By:
    ----------------------------               ---------------------------------
Title:                                     Title:


By:
    ----------------------------
Title:


THE BANK OF TOKYO-MITSUBISHI,              BANQUE NATIONALE DE PARIS
  LTD., NEW YORK BRANCH


By: /s/ Jesse A. Reid Jr.                  By:
    ----------------------------               ---------------------------------
Title: Attorney In Fact                    Title:

                                           By:
                                               ---------------------------------
                                           Title:


                    Second Amended and Restated Credit Agreement

BANCA COMMERCIALE ITALIANA,               BANCO DI NAPOLI
 NEW YORK BRANCH                            NEW YORK BRANCH


By:                                        By:
    ----------------------------               ---------------------------------
Title:                                     Title:


By:                                        By:
    ----------------------------               ---------------------------------
Title:                                     Title:


BANCO SANTANDER, S.A.                      BANK OF MONTREAL
NEW YORK BRANCH                              CHICAGO BRANCH


By:                                        By:
    ----------------------------               ---------------------------------
Title:                                     Title:



By:
    ----------------------------
Title:


THE BANK OF TOKYO-MITSUBISHI,              BANQUE NATIONALE DE PARIS
  LTD., NEW YORK BRANCH


By:                                        By: /s/ Riva L. Howard
    ----------------------------               ---------------------------------
Title:                                     Title: RIVA L. HOWARD
                                                  Vice President

                                           By: /s/ Kenneth J. Murphy
                                               ---------------------------------
                                           Title: Kenneth J. Murphy
                                                  Assistant Treasurer


                    Second Amended and Restated Credit Agreement

BANQUE PARIBAS                             BARCLAYS BANK PLC


By: /s/ [ILLEGIBLE]                        By:
    ----------------------------               ---------------------------------
Title:                                     Title:


By: /s/  NG Brick
    ----------------------------
Title:


BBL INTERNATIONAL (U.K.) LTD.              COMPAGNIE FINANCIERE DE CIC ET
                                            DE L'UNION EUROPEENE


By:                                        By:
    ----------------------------               ---------------------------------
Title:                                     Title:

By:                                        By:
    ----------------------------               ---------------------------------
Title:                                     Title:


CITIBANK, N.A.                             COMMERZBANK AG,
                                            NEW YORK BRANCH


By:                                        By:
    ----------------------------               ---------------------------------
Title:                                     Title:


CREDIT LYONNAIS                            CREDIT COMMERCIAL DE FRANCE
 NEW YORK BRANCH                            NEW YORK BRANCH


By:                                        By:
    ----------------------------               ---------------------------------
Title:                                     Title:


                  Second Amended and Restated Credit Agreement

BANQUE PARIBAS                             BARCLAYS BANK PLC


By:                                        By: /s/ Karen M. Wagner
    ----------------------------               ---------------------------------
Title:                                     Title: KAREN M. WAGNER
                                                  ASSOCIATE DIRECTOR


By:
    ----------------------------
Title:


BBL INTERNATIONAL (U.K.) LTD.              COMPAGNIE FINANCIERE DE CIC ET
                                            DE L'UNION EUROPEENE


By:                                        By:
    ----------------------------               ---------------------------------
Title:                                     Title:

By:                                        By:
    ----------------------------               ---------------------------------
Title:                                     Title:


CITIBANK, N.A.                             COMMERZBANK AG,
                                            NEW YORK BRANCH


By:                                        By:
    ----------------------------               ---------------------------------
Title:                                     Title:


CREDIT LYONNAIS                            CREDIT COMMERCIAL DE FRANCE
 NEW YORK BRANCH                            NEW YORK BRANCH


By:                                        By:
    ----------------------------               ---------------------------------
Title:                                     Title:


                  Second Amended and Restated Credit Agreement

BANQUE PARIBAS                             BARCLAYS BANK PLC


By:                                        By:
    ----------------------------               ---------------------------------
Title:                                     Title:


By:
    ----------------------------
Title:


BBL INTERNATIONAL (U.K.) LTD.              COMPAGNIE FINANCIERE DE CIC ET
                                            DE L'UNION EUROPEENE


By: /s/ [ILLEGIBLE]                        By:
    ----------------------------               ---------------------------------
Title:                                     Title:

By: /s/ [ILLEGIBLE]                        By:
    ----------------------------               ---------------------------------
Title: Authorized Signatories              Title:


CITIBANK, N.A.                             COMMERZBANK AG,
                                            NEW YORK BRANCH


By:                                        By:
    ----------------------------               ---------------------------------
Title:                                     Title:


CREDIT LYONNAIS                            CREDIT COMMERCIAL DE FRANCE
 NEW YORK BRANCH                            NEW YORK BRANCH


By:                                        By:
    ----------------------------               ---------------------------------
Title:                                     Title:


                  Second Amended and Restated Credit Agreement

BANQUE PARIBAS                             BARCLAYS BANK PLC


By:                                        By:
    ----------------------------               ---------------------------------
Title:                                     Title:


By:
    ----------------------------
Title:


BBL INTERNATIONAL (U.K.) LTD.              COMPAGNIE FINANCIERE DE CIC ET
                                            DE L'UNION EUROPEENE


By:                                        By: /s/ Martha Skidmore
    ----------------------------               ---------------------------------
Title:                                     Title: Martha Skidmore
                                                  Vice President

By:                                        By: /s/ Dora DeBlasi Hyduk
    ----------------------------               ---------------------------------
Title:                                     Title: Dora DeBlasi Hyduk
                                                  Vice President


CITIBANK, N.A.                             COMMERZBANK AG,
                                            NEW YORK BRANCH


By:                                        By:
    ----------------------------               ---------------------------------
Title:                                     Title:


CREDIT LYONNAIS                            CREDIT COMMERCIAL DE FRANCE
 NEW YORK BRANCH                            NEW YORK BRANCH


By:                                        By:
    ----------------------------               ---------------------------------
Title:                                     Title:


                  Second Amended and Restated Credit Agreement

BANQUE PARIBAS                             BARCLAYS BANK PLC


By:                                        By:
    ----------------------------               ---------------------------------
Title:                                     Title:


By:
    ----------------------------
Title:


BBL INTERNATIONAL (U.K.) LTD.              COMPAGNIE FINANCIERE DE CIC ET
                                            DE L'UNION EUROPEENE


By:                                        By:
    ----------------------------               ---------------------------------
Title:                                     Title:


By:                                        By:
    ----------------------------               ---------------------------------
Title:                                     Title:



CITIBANK, N.A.                             COMMERZBANK AG,
                                            NEW YORK BRANCH


By: /s/ Michael Mauerstein                 By:
    ----------------------------               ---------------------------------
Title: MICHAEL MAUERSTEIN                  Title:
       Managing Director


CREDIT LYONNAIS                            CREDIT COMMERCIAL DE FRANCE
 NEW YORK BRANCH                            NEW YORK BRANCH


By:                                        By:
    ----------------------------               ---------------------------------
Title:                                     Title:


                  Second Amended and Restated Credit Agreement

BANQUE PARIBAS                             BARCLAYS BANK PLC


By:                                        By:
    ----------------------------               ---------------------------------
Title:                                     Title:


By:
    ----------------------------
Title:


BBL INTERNATIONAL (U.K.) LTD.              COMPAGNIE FINANCIERE DE CIC ET
                                            DE L'UNION EUROPEENE


By:                                        By:
    ----------------------------               ---------------------------------
Title:                                     Title:


By:                                        By:
    ----------------------------               ---------------------------------
Title:                                     Title:


CITIBANK, N.A.                             COMMERZBANK AG,
                                            NEW YORK BRANCH


By:                                        By: /s/ William M. Earley
    ----------------------------               ---------------------------------
Title:                                     Title: WILLIAM M. EARLEY
                                                  Vice President

                                           By: /s/ Joseph J. Hayes
                                               ---------------------------------
                                           Title: JOSEPH J. HAYES
                                                  ASSISTANT VICE PRESIDENT


CREDIT LYONNAIS                            CREDIT COMMERCIAL DE FRANCE
 NEW YORK BRANCH                            NEW YORK BRANCH


By:                                        By:
    ----------------------------               ---------------------------------
Title:                                     Title:


                  Second Amended and Restated Credit Agreement

BANQUE PARIBAS                             BARCLAYS BANK PLC


By:                                        By:
    ----------------------------               ---------------------------------
Title:                                     Title:


By:
    ----------------------------
Title:


BBL INTERNATIONAL (U.K.) LTD.              COMPAGNIE FINANCIERE DE CIC ET
                                            DE L'UNION EUROPEENE


By:                                        By:
    ----------------------------               ---------------------------------
Title:                                     Title:


By:                                        By:
    ----------------------------               ---------------------------------
Title:                                     Title:


CITIBANK, N.A.                             COMMERZBANK AG,
                                            NEW YORK BRANCH


By:                                        By:
    ----------------------------               ---------------------------------
Title:                                     Title:


CREDIT LYONNAIS                            CREDIT COMMERCIAL DE FRANCE
 NEW YORK BRANCH                            NEW YORK BRANCH


By: /s/ [ILLEGIBLE]                        By:
    ----------------------------               ---------------------------------
Title: Senior Vice President               Title:
       New York Branch


                  Second Amended and Restated Credit Agreement

BANQUE PARIBAS                       BARCLAYS BANK PLC


By:                                  By:
    ---------------------------          ---------------------------------------
Title:                               Title:


By:
    ---------------------------
Title:


BBL INTERNATIONAL (U.K.) LTD.        COMPAGNIE FINANCIERE DE CIC ET
                                      DE L'UNION EUROPEENE


By:                                  By:
    ---------------------------          ---------------------------------------
Title:                               Title:


By:                                  By:
    ---------------------------          ---------------------------------------
Title:                               Title:


CITIBANK, N.A.                       COMMERZBANK AG,
                                      NEW YORK BRANCH


By:                                  By:
    ---------------------------          ---------------------------------------
Title:                               Title:


CREDIT LYONNAIS                      CREDIT COMMERCIAL DE FRANCE
 NEW YORK BRANCH                      NEW YORK BRANCH


By:                                  By: /s/ [ILLEGIBLE] Moere    /s/ JJ Salomon
    ---------------------------          ---------------------------------------
Title:                               Title: [ILLEGIBLE] Moere     JJ Salomon
                                            AVP                   SVP


                  Second Amended and Restated Credit Agreement

DEN DANSKE BANK AKTIESELSKAB               DEUTSCHE BANK AG,
 CAYMAN ISLANDS BRANCH                      NEW YORK OR CAYMAN ISLANDS BRANCH


By: /s/ [ILLEGIBLE]                        By:
    ----------------------------               ---------------------------------
Title: Vice President                      Title:


By: /s/ [ILLEGIBLE]                        By:
    ----------------------------               ---------------------------------
Title: Assistant Vice President            Title:


DG BANK, DEUTSCHE                          FLEET NATIONAL BANK
 GENOSSENSCHAFTSBANK AG


By:                                        By:
    ----------------------------               ---------------------------------
Title:                                     Title:


By:
    ----------------------------
Title:


HSBC BANK USA                              KBC BANK N.V.


By:                                        By:
    ----------------------------               ---------------------------------
Title:                                     Title:

                                           By:
                                               ---------------------------------
                                           Title:

LLOYDS BANK PLC


By:
    ----------------------------
Title:

By:
    ----------------------------
Title:


                  Second Amended and Restated Credit Agreement

DEN DANSKE BANK AKTIESELSKAB               DEUTSCHE BANK AG,
 NEW YORK BRANCH                            NEW YORK OR CAYMAN ISLANDS BRANCH


By:                                        By: /s/ George-Ann Tobin
    ----------------------------               ---------------------------------
Title:                                     Title: George-Ann Tobin
                                                  Managing Director


By:                                        By: /s/ Jonathan B.P. Mendes
    ----------------------------               ---------------------------------
Title:                                     Title: Jonathan B.P. Mendes
                                                  Vice President


DG BANK, DEUTSCHE                          FLEET NATIONAL BANK
 GENOSSENSCHAFTSBANK AG


By:                                        By:
    ----------------------------               ---------------------------------
Title:                                     Title:


By:
    ----------------------------
Title:


HSBC BANK USA                              KBC BANK N.V.


By:                                        By:
    ----------------------------               ---------------------------------
Title:                                     Title:

                                           By:
                                               ---------------------------------
                                           Title:

LLOYDS BANK PLC


By:
    ----------------------------
Title:

By:
    ----------------------------
Title:


                  Second Amended and Restated Credit Agreement

DEN DANSKE BANK AKTIESELSKAB               DEUTSCHE BANK AG,
 NEW YORK BRANCH                            NEW YORK OR CAYMAN ISLANDS BRANCH


By:                                        By:
    ----------------------------               ---------------------------------
Title:                                     Title:



By:                                        By:
    ----------------------------               ---------------------------------
Title:                                     Title:



DG BANK, DEUTSCHE                          FLEET NATIONAL BANK
 GENOSSENSCHAFTSBANK AG


By: /s/ [ILLEGIBLE]                        By:
    ----------------------------               ---------------------------------
Title: Assistant Vice President            Title:


By: /s/ [ILLEGIBLE]
    ----------------------------
Title: Vice President


HSBC BANK USA                              KBC BANK N.V.


By:                                        By:
    ----------------------------               ---------------------------------
Title:                                     Title:

                                           By:
                                               ---------------------------------
                                           Title:

LLOYDS BANK PLC


By:
    ----------------------------
Title:

By:
    ----------------------------
Title:


                  Second Amended and Restated Credit Agreement

DEN DANSKE BANK AKTIESELSKAB               DEUTSCHE BANK AG,
 NEW YORK BRANCH                            NEW YORK OR CAYMAN ISLANDS BRANCH


By:                                        By:
    ----------------------------               ---------------------------------
Title:                                     Title:



By:                                        By:
    ----------------------------               ---------------------------------
Title:                                     Title:



DG BANK, DEUTSCHE                          FLEET NATIONAL BANK
 GENOSSENSCHAFTSBANK AG


By:                                        By: /s/ [ILLEGIBLE]
    ----------------------------               ---------------------------------
Title:                                     Title: Senior Vice President


By:
    ----------------------------
Title:


HSBC BANK USA                              KBC BANK N.V.


By:                                        By:
    ----------------------------               ---------------------------------
Title:                                     Title:

                                           By:
                                               ---------------------------------
                                           Title:

LLOYDS BANK PLC


By:
    ----------------------------
Title:

By:
    ----------------------------
Title:


                  Second Amended and Restated Credit Agreement

DEN DANSKE BANK AKTIESELSKAB               DEUTSCHE BANK AG,
 NEW YORK BRANCH                            NEW YORK OR CAYMAN ISLANDS BRANCH


By:                                        By:
    ----------------------------               ---------------------------------
Title:                                     Title:



By:                                        By:
    ----------------------------               ---------------------------------
Title:                                     Title:



DG BANK, DEUTSCHE                          FLEET NATIONAL BANK
 GENOSSENSCHAFTSBANK AG


By:                                        By:
    ----------------------------               ---------------------------------
Title:                                     Title:


By:
    ----------------------------
Title:


HSBC BANK USA                              KBC BANK N.V.


By: /s/ L. Sue Lomax                       By:
    ----------------------------               ---------------------------------
Title: L. Sue Lomax                        Title:
       Senior Vice President
                                           By:
                                               ---------------------------------
                                           Title:

LLOYDS BANK PLC


By:
    ----------------------------
Title:

By:
    ----------------------------
Title:


                  Second Amended and Restated Credit Agreement

DEN DANSKE BANK AKTIESELSKAB               DEUTSCHE BANK AG,
 NEW YORK BRANCH                            NEW YORK OR CAYMAN ISLANDS BRANCH


By:                                        By:
    ----------------------------               ---------------------------------
Title:                                     Title:



By:                                        By:
    ----------------------------               ---------------------------------
Title:                                     Title:



DG BANK, DEUTSCHE                          FLEET NATIONAL BANK
 GENOSSENSCHAFTSBANK AG


By:                                        By:
    ----------------------------               ---------------------------------
Title:                                     Title:


By:
    ----------------------------
Title:


HSBC BANK USA                              KBC BANK N.V.


By:                                        By: /s/ Patrick J. Owens
    ----------------------------               ---------------------------------
Title:                                     Title: PATRICK J. OWENS
                                                  VICE PRESIDENT

                                           By: /s/ Robert Snauffer
                                               ---------------------------------
                                           Title: ROBERT SNAUFFER
                                                  FIRST VICE PRESIDENT

LLOYDS BANK PLC


By:
    ----------------------------
Title:

By:
    ----------------------------
Title:


                  Second Amended and Restated Credit Agreement

DEN DANSKE BANK AKTIESELSKAB               DEUTSCHE BANK AG,
 NEW YORK BRANCH                            NEW YORK OR CAYMAN ISLANDS BRANCH


By:                                        By:
    ----------------------------               ---------------------------------
Title:                                     Title:



By:                                        By:
    ----------------------------               ---------------------------------
Title:                                     Title:



DG BANK, DEUTSCHE                          FLEET NATIONAL BANK
 GENOSSENSCHAFTSBANK AG


By:                                        By:
    ----------------------------               ---------------------------------
Title:                                     Title:


By:
    ----------------------------
Title:


HSBC BANK USA                              KBC BANK N.V.


By:                                        By:
    ----------------------------               ---------------------------------
Title:                                     Title:

                                           By:
                                               ---------------------------------
                                           Title:

LLOYDS BANK PLC


By: /s/ Michael J. Gilligan
    ----------------------------
Title: Michael J. Gilligan
       Director, Financial
       Institutions, USA
              G311

By: /s/ Patricia Kilian
    ----------------------------
Title: PATRICIA KILIAN
       VICE PRESIDENT
            K074


                  Second Amended and Restated Credit Agreement

MELLON BANK N.A.                           NATIONAL AUSTRALIA BANK
                                            LIMITED


By: /s/ [ILLEGIBLE]                        By:
    ----------------------------               ---------------------------------
Title: First Vice President                Title:


THE NORTHERN TRUST COMPANY                 REPUBLIC NATIONAL BANK
                                            OF NEW YORK


By:                                        By:
    ----------------------------               ---------------------------------
Title:                                     Title:

                                           By:
                                               ---------------------------------
                                           Title:


ROYAL BANK OF CANADA                       THE ROYAL BANK OF SCOTLAND PLC


By:                                        By:
    ----------------------------               ---------------------------------
Title:                                     Title:


SKANDINAVISKA ENSKILDA                     STANDARD CHARTERED BANK
  BANKEN AB


By:                                        By:
    ----------------------------               ---------------------------------
Title:                                     Title:

                                           By:
                                               ---------------------------------
                                           Title:


                  Second Amended and Restated Credit Agreement

MELLON BANK N.A.                           NATIONAL AUSTRALIA BANK
                                            LIMITED A.C.N. 004044937


By:                                        By: /s/ Michael G. McHugh
    ----------------------------               ---------------------------------
Title:                                     Title: Vice President


THE NORTHERN TRUST COMPANY                 REPUBLIC NATIONAL BANK
                                            OF NEW YORK


By:                                        By:
    ----------------------------               ---------------------------------
Title:                                     Title:

                                           By:
                                               ---------------------------------
                                           Title:


ROYAL BANK OF CANADA                       THE ROYAL BANK OF SCOTLAND PLC


By:                                        By:
    ----------------------------               ---------------------------------
Title:                                     Title:


SKANDINAVISKA ENSKILDA                     STANDARD CHARTERED BANK
  BANKEN AB


By:                                        By:
    ----------------------------               ---------------------------------
Title:                                     Title:

                                           By:
                                               ---------------------------------
                                           Title:


                  Second Amended and Restated Credit Agreement

MELLON BANK N.A.                           NATIONAL AUSTRALIA BANK
                                            LIMITED


By:                                        By:
    ----------------------------               ---------------------------------
Title:                                     Title:


THE NORTHERN TRUST COMPANY                 REPUBLIC NATIONAL BANK
                                            OF NEW YORK


By: /s/ [ILLEGIBLE]                        By:
    ----------------------------               ---------------------------------
Title: Vice President                      Title:

                                           By:
                                               ---------------------------------
                                           Title:


ROYAL BANK OF CANADA                       THE ROYAL BANK OF SCOTLAND PLC


By:                                        By:
    ----------------------------               ---------------------------------
Title:                                     Title:


SKANDINAVISKA ENSKILDA                     STANDARD CHARTERED BANK
  BANKEN AB


By:                                        By:
    ----------------------------               ---------------------------------
Title:                                     Title:

                                           By:
                                               ---------------------------------
                                           Title:


                  Second Amended and Restated Credit Agreement

MELLON BANK N.A.                           NATIONAL AUSTRALIA BANK
                                            LIMITED


By:                                        By:
    ----------------------------               ---------------------------------
Title:                                     Title:


THE NORTHERN TRUST COMPANY                 REPUBLIC NATIONAL BANK
                                            OF NEW YORK


By:                                        By: /s/ Paul M. Lopez
    ----------------------------               ---------------------------------
Title:                                     Title: FVP

                                           By: /s/ Theodore [ILLEGIBLE]
                                               ---------------------------------
                                           Title: FVP


ROYAL BANK OF CANADA                       THE ROYAL BANK OF SCOTLAND PLC


By:                                        By:
    ----------------------------               ---------------------------------
Title:                                     Title:


SKANDINAVISKA ENSKILDA                     STANDARD CHARTERED BANK
  BANKEN AB


By:                                        By:
    ----------------------------               ---------------------------------
Title:                                     Title:

                                           By:
                                               ---------------------------------
                                           Title:


                  Second Amended and Restated Credit Agreement

MELLON BANK N.A.                           NATIONAL AUSTRALIA BANK
                                            LIMITED


By:                                        By:
    ----------------------------               ---------------------------------
Title:                                     Title:


THE NORTHERN TRUST COMPANY                 REPUBLIC NATIONAL BANK
                                            OF NEW YORK


By:                                        By:
    ----------------------------               ---------------------------------
Title:                                     Title:

                                           By:
                                               ---------------------------------
                                           Title:


ROYAL BANK OF CANADA                       THE ROYAL BANK OF SCOTLAND PLC


By: /s/ Patricia A. [ILLEGIBLE]            By:
    ----------------------------               ---------------------------------
Title: Senior Manager                      Title:


SKANDINAVISKA ENSKILDA                     STANDARD CHARTERED BANK
  BANKEN AB


By:                                        By:
    ----------------------------               ---------------------------------
Title:                                     Title:

                                           By:
                                               ---------------------------------
                                           Title:


                  Second Amended and Restated Credit Agreement

MELLON BANK N.A.                           NATIONAL AUSTRALIA BANK
                                            LIMITED


By:                                        By:
    ----------------------------               ---------------------------------
Title:                                     Title:


THE NORTHERN TRUST COMPANY                 REPUBLIC NATIONAL BANK
                                            OF NEW YORK


By:                                        By:
    ----------------------------               ---------------------------------
Title:                                     Title:

                                           By:
                                               ---------------------------------
                                           Title:


ROYAL BANK OF CANADA                       THE ROYAL BANK OF SCOTLAND PLC


By:                                        By: /s/ [ILLEGIBLE]
    ----------------------------               ---------------------------------
Title:                                     Title: AUTHORIZED OFFICER


SKANDINAVISKA ENSKILDA                     STANDARD CHARTERED BANK
  BANKEN AB


By:                                        By:
    ----------------------------               ---------------------------------
Title:                                     Title:

                                           By:
                                               ---------------------------------
                                           Title:


                  Second Amended and Restated Credit Agreement

MELLON BANK N.A.                           NATIONAL AUSTRALIA BANK
                                            LIMITED


By:                                        By:
    ----------------------------               ---------------------------------
Title:                                     Title:


THE NORTHERN TRUST COMPANY                 REPUBLIC NATIONAL BANK
                                            OF NEW YORK


By:                                        By:
    ----------------------------               ---------------------------------
Title:                                     Title:

                                           By:
                                               ---------------------------------
                                           Title:


ROYAL BANK OF CANADA                       THE ROYAL BANK OF SCOTLAND PLC


By:                                        By:
    ----------------------------               ---------------------------------
Title:                                     Title:


SKANDINAVISKA ENSKILDA                     STANDARD CHARTERED BANK
  BANKEN AB


By: /s/ [ILLEGIBLE]                        By:
    ----------------------------               ---------------------------------
Title:                                     Title:

                                           By:
                                               ---------------------------------
                                           Title:


                  Second Amended and Restated Credit Agreement

MELLON BANK N.A.                           NATIONAL AUSTRALIA BANK
                                            LIMITED


By:                                        By:
    ----------------------------               ---------------------------------
Title:                                     Title:


THE NORTHERN TRUST COMPANY                 REPUBLIC NATIONAL BANK
                                            OF NEW YORK


By:                                        By:
    ----------------------------               ---------------------------------
Title:                                     Title:

                                           By:
                                               ---------------------------------
                                           Title:


ROYAL BANK OF CANADA                       THE ROYAL BANK OF SCOTLAND PLC


By:                                        By:
    ----------------------------               ---------------------------------
Title:                                     Title:


SKANDINAVISKA ENSKILDA                     STANDARD CHARTERED BANK
  BANKEN AB


By:                                        By: /s/ William Hughes
    ----------------------------               ---------------------------------
Title:                                     Title: Vice President

                                           By: /s/ Paul S. Knox
                                               ---------------------------------
                                           Title: Senior Vice President


                  Second Amended and Restated Credit Agreement

SVENSKA HANDELSBANKEN                      THE SUMITOMO BANK, LIMITED


By: /s/ [ILLEGIBLE]                        By:
    ----------------------------               ---------------------------------
Title:                                     Title:


By: /s/ [ILLEGIBLE]
    ----------------------------
Title: Vice Pres.


WESTDEUTSCHE LANDESBANK                    WELLS FARGO BANK, N.A.
 GIROZENTRALE, NEW YORK BRANCH


By:                                        By:
    ----------------------------               ---------------------------------
Title:                                     Title:

By:                                        By:
    ----------------------------               ---------------------------------
Title:                                     Title:


WESTPAC BANKING CORP.


By:
    ----------------------------
Title:


                    Second Amended and Restated Credit Agreement

SVENSKA HANDELSBANKEN                      THE SUMITOMO BANK, LIMITED


By:                                        By: /s/ [ILLEGIBLE]
    ----------------------------               ---------------------------------
Title:                                     Title: Senior Vice President


By:
    ----------------------------
Title:


WESTDEUTSCHE LANDESBANK                    WELLS FARGO BANK, N.A.
 GIROZENTRALE, NEW YORK BRANCH


By:                                        By:
    ----------------------------               ---------------------------------
Title:                                     Title:

By:                                        By:
    ----------------------------               ---------------------------------
Title:                                     Title:


WESTPAC BANKING CORP.


By:
    ----------------------------
Title:


                    Second Amended and Restated Credit Agreement

SVENSKA HANDELSBANKEN                      THE SUMITOMO BANK, LIMITED


By:                                        By:
    ----------------------------               ---------------------------------
Title:                                     Title:


By:
    ----------------------------
Title:


WESTDEUTSCHE LANDESBANK                    WELLS FARGO BANK, N.A.
 GIROZENTRALE, NEW YORK BRANCH


By: /s/ Terence R. Law                     By:
    ----------------------------               ---------------------------------
Title: Terence R. Law                      Title:
       Vice President

By: /s/ Edward R. Bauzyk                   By:
    ----------------------------               ---------------------------------
Title: Edward R. Bauzyk                    Title:
       Vice President


WESTPAC BANKING CORP.


By:
    ----------------------------
Title:


                    Second Amended and Restated Credit Agreement

SVENSKA HANDELSBANKEN                      THE SUMITOMO BANK, LIMITED


By:                                        By:
    ----------------------------               ---------------------------------
Title:                                     Title:


By:
    ----------------------------
Title: Vice Pres.


WESTDEUTSCHE LANDESBANK                    WELLS FARGO BANK, N.A.
 GIROZENTRALE, NEW YORK BRANCH


By:                                        By: /s/ David B. Hollingsworth
    ----------------------------               ---------------------------------
Title:                                     Title: DAVID B. HOLLINGSWORTH
                                                       Vice President

By:                                        By: /s/ Rachel Uyama
    ----------------------------               ---------------------------------
Title:                                     Title: RACHEL UYAMA
                                                  Assistant Vice President


WESTPAC BANKING CORP.


By:
    ----------------------------
Title:


                    Second Amended and Restated Credit Agreement

SVENSKA HANDELSBANKEN                      THE SUMITOMO BANK, LIMITED


By:                                        By:
    ----------------------------               ---------------------------------
Title:                                     Title:


By:
    ----------------------------
Title: Vice Pres.


WESTDEUTSCHE LANDESBANK                    WELLS FARGO BANK, N.A.
 GIROZENTRALE, NEW YORK BRANCH


By:                                        By:
    ----------------------------               ---------------------------------
Title:                                     Title:


By:                                        By:
    ----------------------------               ---------------------------------
Title:                                     Title:



WESTPAC BANKING CORP.


By: /s/ Lewis E. Love, Jr.
    ----------------------------
Title:    LEWIS E. LOVE, JR.
       VICE PRESIDENT & HEAD OF
         LEGAL AND COMPLIANCE
          AMERICAS & EUROPE


                    Second Amended and Restated Credit Agreement

                                                                      APPENDIX I

                                   Commitments

                                    Maximum Aggregate   DLJ              DLJSC
Bank                                Commitment          Commitment       Commitment
----                                ----------          ----------       ----------
Agents
The Chase Manhattan Bank            140,000,000         105,000,000      140,000,000
Bank of America NT & SA             140,000,000         105,000,000      140,000,000
The Bank of New York                140,000,000         105,000,000      140,000,000
The First National Bank             140,000,000         105,000,000      140,000,000
of Chicago

Managing Agents
Banque Nationale de Paris           125,000,000          93,750,000      125,000,000
Credit Lyonnais                     125,000,000          93,750,000      125,000,000

Co-Agents
Citibank, N.A.                      100,000,000          75,000,000      100,000,000
Deutsche Bank, AG                   100,000,000          75,000,000      100,000,000
Banque Paribas                      100,000,000          75,000,000      100,000,000

Participants
Banco Santander                      75,000,000          56,250,000       75,000,000
Bank of Tokyo-Misubishi              75,000,000          56,250,000       75,000,000
Trust Company
Commerzbank AG                       75,000,000          56,250,000       75,000,000
Fleet National Bank                  75,000,000          56,250,000       75,000,000
Lloyds Bank plc                      75,000,000          56,250,000       75,000,000
Mellon Bank                          75,000,000          56,250,000       75,000,000
Royal Bank of Canada                 75,000,000          56,250,000       75,000,000
Wells Fargo Bank                     75,000,000          56,250,000       75,000,000
Westdeutsche Landesbank
Girozentrale                         75,000,000          56,250,000       75,000,000

Barclays Bank plc                    50,000,000          37,500,000       50,000,000
Den Danske Bank                      50,000,000          37,500,000       50,000,000
HSBC Bank USA                        50,000,000          37,500,000       50,000,000
KBC Bank N.V.                        50,000,000          37,500,000       50,000,000
National Australia Bank              50,000,000          37,500,000       50,000,000
Republic National Bank of
New York                             50,000,000          37,500,000       50,000,000
Standard Chartered Bank              50,000,000          37,500,000       50,000,000
The Sumitomo Bank Ltd.               50,000,000          37,500,000       50,000,000


                                   Appendix I

                                   Commitments

                                    Maximum Aggregate   DLJ              DLJSC
Bank                                Commitment          Commitment       Commitment
----                                ----------          ----------       ----------
Participants (cont.)
Compagnie Financiere de CIC
et de L'Union Europeene              50,000,000          37,500,000       50,000,000

Banca Commerciale Italiana           25,000,000          18,750,000       25,000,000
Banco di Napoli                      25,000,000          18,750,000       25,000,000
BBL International (UK) Limited       25,000,000          18,750,000       25,000,000
Credit Commerciale de France         25,000,000          18,750,000       25,000,000
DG Bank, Deutsche
Genossenscaftsbank AG                25,000,000          18,750,000       25,000,000
The Northern Trust Company           25,000,000          18,750,000       25,000,000
The Royal Bank of Scotland           25,000,000          18,750,000       25,000,000
Skandinaviska Enskilda
Banken AB                            25,000,000          18,750,000       25,000,000
Svenska Handelsbanken                25,000,000          18,750,000       25,000,000
Westpac Banking Corp.                25,000,000          18,750,000       25,000,000

Bank of Montreal                     15,000,000          11,250,000       15,000,000
                                  -------------       -------------    -------------

TOTAL:                            2,500,000,000       1,875,000,000    2,500,000,000


                                   Commitments

                                                                     APPENDIX II

               Subsidiaries of Donaldson, Lufkin & Jenrette, Inc.

----------------------------------------------------------------------------------------------------------------------
                                                                                                              Percent
                 Subsidiary                                  Owner Affiliate                                 Ownership
                 ----------                                  ---------------                                 ---------
----------------------------------------------------------------------------------------------------------------------
AMB Holdings Limited (formerly DLJ Pleiade)            Donaldson, Lufkin & Jenrette, Inc.                       16%
----------------------------------------------------------------------------------------------------------------------
AML Futures, S.A. (In Dissolution)                     Donaldson, Lufkin & Jenrette, Inc.                      100%
----------------------------------------------------------------------------------------------------------------------
Autranet, Inc.                                         Donaldson, Lufkin & Jenrette, Inc.                      100%
----------------------------------------------------------------------------------------------------------------------
CBJC, Inc.                                             Donaldson, Lufkin & Jenrette, Inc.                      100%
----------------------------------------------------------------------------------------------------------------------
DLJ Acceptance Corporation                             Donaldson, Lufkin & Jenrette, Inc.                      100%
----------------------------------------------------------------------------------------------------------------------
DLJ Australia Holdings, Inc                            Donaldson, Lufkin & Jenrette, Inc.                      100%
----------------------------------------------------------------------------------------------------------------------
DLJ Bridge Finance, Inc.                               Donaldson, Lufkin & Jenrette, Inc.                      100%
----------------------------------------------------------------------------------------------------------------------
DLJ Capital Corporation                                Donaldson, Lufkin & Jenrette, Inc.                      100%
----------------------------------------------------------------------------------------------------------------------
DLJ Capital Funding, Inc.                              Donaldson, Lufkin & Jenrette, Inc.                      100%
----------------------------------------------------------------------------------------------------------------------
DLJ Capital Investors, Inc.                            Donaldson, Lufkin & Jenrette, Inc.                      100%
----------------------------------------------------------------------------------------------------------------------
DLJ Capital Trust I                                    Donaldson, Lufkin & Jenrette, Inc.                      100%
----------------------------------------------------------------------------------------------------------------------
DLJ Cayman Acquisition Limited                         Donaldson, Lufkin & Jenrette, Inc.                      100%
----------------------------------------------------------------------------------------------------------------------
DLJ Cayman Islands LDC                                 Donaldson, Lufkin & Jenrette, Inc.                      100%
----------------------------------------------------------------------------------------------------------------------
DLJ Clearing Corporation                               Donaldson, Lufkin & Jenrette, Inc.                      100%
----------------------------------------------------------------------------------------------------------------------
DLJ CLO Holdings, Inc.                                 Donaldson, Lufkin & Jenrette, Inc.                      100%
----------------------------------------------------------------------------------------------------------------------
DLJ Commercial Mortgage Corp.                          Donaldson, Lufkin & Jenrette, Inc.                      100%
----------------------------------------------------------------------------------------------------------------------
DLJ Cyprus, Inc.                                       Donaldson, Lufkin & Jenrette, Inc.                      100%
----------------------------------------------------------------------------------------------------------------------
DLJ Emerging Markets LDC                               Donaldson, Lufkin & Jenrette, Inc.                       80%
----------------------------------------------------------------------------------------------------------------------
DLJ Financial Products Limited (formerly
  DLJ Options International Limited)                   Donaldson, Lufkin & Jenrette, Inc.                      100%
----------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------
                                                       Jurisdiction of
                 Subsidiary                             Incorporation         Purpose
                 ----------                             -------------         -------
-------------------------------------------------------------------------------------------
AMB Holdings Limited (formerly DLJ Pleiade)              South Africa      Non-Subsidiary
-------------------------------------------------------------------------------------------
AML Futures, S.A. (In Dissolution)                       Switzerland       Inactive
-------------------------------------------------------------------------------------------
Autranet, Inc.                                           Delaware          General Purpose
-------------------------------------------------------------------------------------------
CBJC, Inc.                                               Delaware          Special Purpose
-------------------------------------------------------------------------------------------
DLJ Acceptance Corporation                               Delaware          General Purpose
-------------------------------------------------------------------------------------------
DLJ Australia Holdings, Inc                              Delaware          Special Purpose
-------------------------------------------------------------------------------------------
DLJ Bridge Finance, Inc.                                 Delaware          General Purpose
-------------------------------------------------------------------------------------------
DLJ Capital Corporation                                  Delaware          General Purpose
-------------------------------------------------------------------------------------------
DLJ Capital Funding, Inc.                                Delaware          General Purpose
-------------------------------------------------------------------------------------------
DLJ Capital Investors, Inc.                              Delaware          General Purpose
-------------------------------------------------------------------------------------------
DLJ Capital Trust I                                      Delaware          Special Purpose
-------------------------------------------------------------------------------------------
DLJ Cayman Acquisition Limited                           Cayman Islands    Inactive
-------------------------------------------------------------------------------------------
DLJ Cayman Islands LDC                                   Cayman Islands    General Purpose
-------------------------------------------------------------------------------------------
DLJ Clearing Corporation                                 Delaware          General Purpose
-------------------------------------------------------------------------------------------
DLJ CLO Holdings, Inc.                                   Delaware          General Purpose
-------------------------------------------------------------------------------------------
DLJ Commercial Mortgage Corp.                            Delaware          General Purpose
-------------------------------------------------------------------------------------------
DLJ Cyprus, Inc.                                         Delaware          Inactive
-------------------------------------------------------------------------------------------
DLJ Emerging Markets LDC                                 Cayman Islands    General Purpose
-------------------------------------------------------------------------------------------
DLJ Financial Products Limited (formerly
  DLJ Options International Limited)                     Bermuda           General Purpose
-------------------------------------------------------------------------------------------

                                                                     APPENDIX II

               Subsidiaries of Donaldson, Lufkin & Jenrette, Inc.

----------------------------------------------------------------------------------------------------------------------
                                                                                                              Percent
                 Subsidiary                                  Owner Affiliate                                 Ownership
                 ----------                                  ---------------                                 ---------
----------------------------------------------------------------------------------------------------------------------
DLJ Holdings, Inc.                                     Donaldson, Lufkin & Jenrette, Inc.                      100%
----------------------------------------------------------------------------------------------------------------------
DLJ India Advisory Services, L.L.C.                    Donaldson, Lufkin & Jenrette, Inc.                      100%
----------------------------------------------------------------------------------------------------------------------
DLJ International Investment Corp.                     Donaldson, Lufkin & Jenrette, Inc.                      100%
----------------------------------------------------------------------------------------------------------------------
DLJ International Services                             Donaldson, Lufkin & Jenrette, Inc.                      100%
----------------------------------------------------------------------------------------------------------------------
DLJ International, Inc.                                Donaldson, Lufkin & Jenrette, Inc.                      100%
----------------------------------------------------------------------------------------------------------------------
DLJ Investment, Inc.                                   Donaldson, Lufkin & Jenrette, Inc.                      100%
----------------------------------------------------------------------------------------------------------------------
DLJ Kansas City Capital, Inc.                          Donaldson, Lufkin & Jenrette, Inc.                      100%
----------------------------------------------------------------------------------------------------------------------
DLJ Long Term Investment Corporation                   Donaldson, Lufkin & Jenrette, Inc.                      100%
----------------------------------------------------------------------------------------------------------------------
DLJ Long Term Investment Corporation                   Donaldson, Lufkin & Jenrette, Inc.                       80%
----------------------------------------------------------------------------------------------------------------------
DLJ Mortgage Acceptance Corp.                          Donaldson, Lufkin & Jenrette, Inc.                      100%
----------------------------------------------------------------------------------------------------------------------
DLJ Mortgage Capital, Inc.                             Donaldson, Lufkin & Jenrette, Inc.                      100%
----------------------------------------------------------------------------------------------------------------------
DLJ Real Estate, Inc.                                  Donaldson, Lufkin & Jenrette, Inc.                      100%
----------------------------------------------------------------------------------------------------------------------
DLJ Romania II, Inc.                                   Donaldson, Lufkin & Jenrette, Inc.                      100%
----------------------------------------------------------------------------------------------------------------------
DLJ Romania, Inc.                                      Donaldson, Lufkin & Jenrette, Inc.                       99%
----------------------------------------------------------------------------------------------------------------------
DLJ Senior Debt Finance, Inc.                          Donaldson, Lufkin & Jenrette, Inc.                      100%
----------------------------------------------------------------------------------------------------------------------
DLJ Senior Officers Investment Corporation             Donaldson, Lufkin & Jenrette, Inc.                      100%
----------------------------------------------------------------------------------------------------------------------
DLJ Services, Inc.                                     Donaldson, Lufkin & Jenrette, Inc.                      100%
----------------------------------------------------------------------------------------------------------------------
DLJ South Africa, Inc.                                 Donaldson, Lufkin & Jenrette, Inc.                      100%
----------------------------------------------------------------------------------------------------------------------
Donaldson Leasing Corp.                                Donaldson, Lufkin & Jenrette, Inc.                      100%
----------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
                                                      Juurisdiction of
                 Subsidiary                             Incorporation         Purpose
                 ----------                             -------------         -------
-------------------------------------------------------------------------------------------
DLJ Holdings, Inc.                                       Delaware          Special Purpose
-------------------------------------------------------------------------------------------
DLJ India Advisory Services, L.L.C.                      Delaware          Non-Subsidiary
-------------------------------------------------------------------------------------------
DLJ International Investment Corp.                       Delaware          General Purpose
-------------------------------------------------------------------------------------------
DLJ International Services                               Cayman Islands    Special Purpose
-------------------------------------------------------------------------------------------
DLJ International, Inc.                                  Delaware          Special Purpose
-------------------------------------------------------------------------------------------
DLJ Investment, Inc.                                     Delaware          Special Purpose
-------------------------------------------------------------------------------------------
DLJ Kansas City Capital, Inc.                            Delaware          Special Purpose
-------------------------------------------------------------------------------------------
DLJ Long Term Investment Corporation                     Delaware          Special Purpose
-------------------------------------------------------------------------------------------
DLJ Long Term Investment Corporation                     Delaware          Special Purpose
-------------------------------------------------------------------------------------------
DLJ Mortgage Acceptance Corp.                            Delaware          General Purpose
-------------------------------------------------------------------------------------------
DLJ Mortgage Capital, Inc.                               Delaware          General Purpose
-------------------------------------------------------------------------------------------
DLJ Real Estate, Inc.                                    Delaware          General Purpose
-------------------------------------------------------------------------------------------
DLJ Romania II, Inc.                                     Delaware          Special Purpose
-------------------------------------------------------------------------------------------
DLJ Romania, Inc.                                        Delaware          Special Purpose
-------------------------------------------------------------------------------------------
DLJ Senior Debt Finance, Inc.                            Delaware          General Purpose
-------------------------------------------------------------------------------------------
DLJ Senior Officers Investment Corporation               Delaware          Special Purpose
-------------------------------------------------------------------------------------------
DLJ Services, Inc.                                       Delaware          Special Purpose
-------------------------------------------------------------------------------------------
DLJ South Africa, Inc.                                   Delaware          Special Purpose
-------------------------------------------------------------------------------------------
Donaldson Leasing Corp.                                  Delaware          Special Purpose
-------------------------------------------------------------------------------------------

                                                                     APPENDIX II

               Subsidiaries of Donaldson, Lufkin & Jenrette, Inc.

----------------------------------------------------------------------------------------------------------------------
                                                                                                              Percent
                 Subsidiary                                  Owner Affiliate                                 Ownership
                 ----------                                  ---------------                                 ---------
----------------------------------------------------------------------------------------------------------------------
Donaldson Lufkin & Jenrette Asia Limited               Donaldson, Lufkin & Jenrette, Inc.                       99%
----------------------------------------------------------------------------------------------------------------------
Donaldson, Lufkin Jenrette Asia Securities Limited     Donaldson, Lufkin & Jenrette, Inc.                      >99%
----------------------------------------------------------------------------------------------------------------------
Donaldson, Lufkin & Jenrette (Brasil) Ltda.            Donaldson, Lufkin & Jenrette, Inc.                       80%
----------------------------------------------------------------------------------------------------------------------
Donaldson, Lufkin & Jenrette Securities Corporation    Donaldson, Lufkin & Jenrette, Inc.                      100%
----------------------------------------------------------------------------------------------------------------------
Equine Technology and Analysis, Inc.                   Donaldson, Lufkin & Jenrette, Inc.                      100%
----------------------------------------------------------------------------------------------------------------------
July Acquisitions, Inc.                                Donaldson, Lufkin & Jenrette, Inc.                      100%
----------------------------------------------------------------------------------------------------------------------
Pershing & Co., Inc.                                   Donaldson, Lufkin & Jenrette, Inc.                      100%
----------------------------------------------------------------------------------------------------------------------
PTT Holding Co., Inc.                                  Donaldson, Lufkin & Jenrette, Inc.                      100%
----------------------------------------------------------------------------------------------------------------------
REFG Investor Eight, Inc.                              Donaldson, Lufkin & Jenrette, Inc.                      100%
----------------------------------------------------------------------------------------------------------------------
REFG Investor Five, Inc.                               Donaldson, Lufkin & Jenrette, Inc.                      100%
----------------------------------------------------------------------------------------------------------------------
REFG Investor Four, Inc.                               Donaldson, Lufkin & Jenrette, Inc.                      100%
----------------------------------------------------------------------------------------------------------------------
REFG Investor One, Inc.                                Donaldson, Lufkin & Jenrette, Inc.                      100%
----------------------------------------------------------------------------------------------------------------------
REFG Investor Seven, Inc.                              Donaldson, Lufkin & Jenrette, Inc.                      100%
----------------------------------------------------------------------------------------------------------------------
REFG Investor Six, Inc.                                Donaldson, Lufkin & Jenrette, Inc.                      100%
----------------------------------------------------------------------------------------------------------------------
REFG Investor Two, Inc.                                Donaldson, Lufkin & Jenrette, Inc.                      100%
----------------------------------------------------------------------------------------------------------------------
REFG Investors Three, Inc.                             Donaldson, Lufkin & Jenrette, Inc.                      100%
----------------------------------------------------------------------------------------------------------------------
Snoga, Inc.                                            Donaldson, Lufkin & Jenrette, Inc.                      100%
----------------------------------------------------------------------------------------------------------------------
UK Investment Plan 1997, Inc.                          Donaldson, Lufkin & Jenrette, Inc.                      100%
----------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
                                                       Jurisdiction of
                 Subsidiary                             Incorporation         Purpose
                 ----------                             -------------         -------
-------------------------------------------------------------------------------------------
Donaldson Lufkin & Jenrette Asia Limited                 Hong Kong         General Purpose
-------------------------------------------------------------------------------------------
Donaldson, Lufkin Jenrette Asia Securities Limited       Hong Kong         General Purpose
-------------------------------------------------------------------------------------------
Donaldson, Lufkin & Jenrette (Brasil) Ltda.              Brazil            General Purpose
-------------------------------------------------------------------------------------------
Donaldson, Lufkin & Jenrette Securities Corporation      Delaware          General Purpose
-------------------------------------------------------------------------------------------
Equine Technology and Analysis, Inc.                     Delaware          Special Purpose
-------------------------------------------------------------------------------------------
July Acquisitions, Inc.                                  Delaware          Special Purpose
-------------------------------------------------------------------------------------------
Pershing & Co., Inc.                                     Delaware          Special Purpose
-------------------------------------------------------------------------------------------
PTT Holding Co., Inc.                                    Delaware          Special Purpose
-------------------------------------------------------------------------------------------
REFG Investor Eight, Inc.                                Delaware          Special Purpose
-------------------------------------------------------------------------------------------
REFG Investor Five, Inc.                                 Delaware          Special Purpose
-------------------------------------------------------------------------------------------
REFG Investor Four, Inc.                                 Delaware          Special Purpose
-------------------------------------------------------------------------------------------
REFG Investor One, Inc.                                  Delaware          Special Purpose
-------------------------------------------------------------------------------------------
REFG Investor Seven, Inc.                                Delaware          Special Purpose
-------------------------------------------------------------------------------------------
REFG Investor Six, Inc.                                  Delaware          Special Purpose
-------------------------------------------------------------------------------------------
REFG Investor Two, Inc.                                  Delaware          Special Purpose
-------------------------------------------------------------------------------------------
REFG Investors Three, Inc.                               Delaware          Special Purpose
-------------------------------------------------------------------------------------------
Snoga, Inc.                                              Delaware          Special Purpose
-------------------------------------------------------------------------------------------
UK Investment Plan 1997, Inc.                            Delaware          Special Purpose
-------------------------------------------------------------------------------------------

                                                                     APPENDIX II

               Subsidiaries of Donaldson, Lufkin & Jenrette, Inc.

----------------------------------------------------------------------------------------------------------------------
                                                                                                              Percent
                 Subsidiary                                  Owner Affiliate                                 Ownership
                 ----------                                  ---------------                                 ---------
----------------------------------------------------------------------------------------------------------------------
DLJ Asset Management, Inc.                             Donaldson, Lufkin & Jenrette Securities Corporation     100%
----------------------------------------------------------------------------------------------------------------------
DLJ Europe, Inc.                                       Donaldson, Lufkin & Jenrette Securities Corporation     100%
----------------------------------------------------------------------------------------------------------------------
DLJ International Group Limited                        Donaldson, Lufkin & Jenrette Securities Corporation     >99%
----------------------------------------------------------------------------------------------------------------------
DLJ Investment Management Corp.                        Donaldson, Lufkin & Jenrette Securities Corporation     100%
----------------------------------------------------------------------------------------------------------------------
DLJ Long Term Investment Corporation                   Donaldson, Lufkin & Jenrette Securities Corporation      20%
----------------------------------------------------------------------------------------------------------------------
DLJdirect Holdings Inc.                                Donaldson, Lufkin & Jenrette Securities Corporation     100%
----------------------------------------------------------------------------------------------------------------------
Pershing Trading Company, L.P.                         Donaldson, Lufkin & Jenrette Securities Corporation      99%
----------------------------------------------------------------------------------------------------------------------
Wood, Struthers & Winthrop Management Corp.            Donaldson, Lufkin & Jenrette Securities Corporation     100%
----------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
                                                       Jurisdiction of
                 Subsidiary                             Incorporation         Purpose
                 ----------                             -------------         -------
-------------------------------------------------------------------------------------------
DLJ Asset Management, Inc.                               Delaware          Special Purpose
-------------------------------------------------------------------------------------------
DLJ Europe, Inc.                                         Delaware          Special Purpose
-------------------------------------------------------------------------------------------
DLJ International Group Limited                          United Kingdom    Special Purpose
-------------------------------------------------------------------------------------------
DLJ Investment Management Corp.                          Delaware          Special Purpose
-------------------------------------------------------------------------------------------
DLJ Long Term Investment Corporation                     Delaware          Special Purpose
-------------------------------------------------------------------------------------------
DLJdirect Holdings Inc.                                  Delaware          General Purpose
-------------------------------------------------------------------------------------------
Pershing Trading Company, L.P.                           Delaware          General Purpose
-------------------------------------------------------------------------------------------
Wood, Struthers & Winthrop Management Corp.              Delaware          General Purpose
-------------------------------------------------------------------------------------------

                                                                         ANNEX A

                             Borrower Annex for DLJ

            The following sets forth additional terms and conditions for the borrowing of Loans by DLJ under the Credit Agreement. Unless otherwise indicated all references to sections in this Annex A are references to sections of the Credit Agreement.

Maximum Loan. The aggregate outstanding principal amount of Loans to DLJ shall not exceed $1,875,000,000 at any time.

Applicable Margin. The Applicable Margin for Loans to DLJ shall be 0.360% per annum.

Utilization Fee Rate. The Applicable Margin for utilization fees (if any) for Loans made to DLJ shall be 0.075% per annum.

Account Information. Each Bank shall make available the amount of the Loan or Loans to be made by it to the Payment Agent for DLJ, in immediately available funds, for account of DLJ at an account maintained by such Payment Agent with BNY at its Principal Office, account number 890-0303-948, ABA # 021000018, reference: DLJ. The amount so received by such Payment Agent shall, subject to the terms and conditions of this Agreement, be made available to DLJ by depositing the same, in immediately available funds, in an account of DLJ maintained by DLJ with BNY at its Principal Office and designated by DLJ.


                                 Amended Annex A

Required Notice Periods. The following notice periods shall be applicable to borrowings by DLJ:

                                      Number of
                                      Business
Notice                                Days Prior           Time
------                                ----------           ----

Borrowings of Federal Funds
Rate Loans                            same day             1:00 p.m.

Borrowings of or Conversions
into, Continuations as, or
duration of Interest Periods
for, Committed Eurodollar Loans       3                    11:00 a.m.

Prepayments of Eurodollar Loans       3                    11:00 a.m.

Prepayments of all other Loans        same day             11:00 a.m.

Termination or Reduction
of Commitments                        2                    11:00 a.m.

Account for Payments. Payments by DLJ pursuant to Section 4.01 shall be made to BNY, as Payment Agent, at an account maintained at the Principal Office of BNY, Special Financial Products Division, account number 803-3297-689, ABA # 021000018, reference: DLJ.


                                 Amended Annex A

                                                                         ANNEX B

                            Borrower Annex for DLJSC

            The following sets forth additional terms and conditions for the borrowing of Loans by DLJSC under the Credit Agreement. Unless otherwise indicated all references to sections in this Annex B are references to sections of the Credit Agreement.

Maximum Loan. The aggregate outstanding principal amount of Loans to DLJSC shall not exceed $2,500,000,000 at any time.

Applicable Margin. The Applicable Margin for Loans to DLJSC shall be 0.310% per annum.

Utilization Fee Rate. The Applicable Margin for utilization fees (if any) for Loans made to DLJSC shall be 0.050% per annum

Account Information. The proceeds of Loans to DLJSC shall be deposited at an account maintained with the Payment Agent for DLJSC, in immediately available funds, at an account maintained by such Payment Agent at its Principal Office titled "DES Incoming Clearing Corp.", account number 75217653, ABA #0711000013, reference: DLJSC. The amount so received by such Payment Agent shall be transferred to the Disbursement Account (as defined in the DLJSC Security Agreement) for disbursement by the DLJSC Collateral Agent in accordance with the terms of the DLJSC Security Agreement.


                                 Amended Annex B

Required Notice Periods. The following notice periods shall be applicable to borrowings by DLJSC:

                                      Number of
                                      Business
Notice                                Days Prior           Time
------                                ----------           ----

Borrowings of Federal Funds
Rate Loans                            same day             1:00 p.m.

Borrowings of Federal Funds
Rate Loans against pledge
of Euroclear Securities if
funds are to be advanced by
the Euroclear Bank against
such pledge                           2                    1:00 p.m.

Borrowings of or Conversions
into, Continuations as, or
duration of Interest Periods
for, Committed Eurodollar Loans       3                    11:00 a.m.

Prepayments of Eurodollar Loans       3                    11:00 a.m.

Prepayments of all other Loans        same day             11:00 a.m.

Termination or Reduction
of Commitments                        2                    11:00 a.m.

Account for Payments. Payments by DLJSC pursuant to Section 4.01 shall be made to the Payment Agent for DLJSC at an account maintained by such Payment Agent with First Chicago at its Principal Office titled "DES Incoming Clearing Corp.", account number 75217653, ABA #071000013, reference: DLJSC.


                                Amended Annex B

                                                                [Execution Copy]

                  AMENDMENT NO. 2 TO MASTER SECURITY AGREEMENT

            AMENDMENT NO. 2 TO MASTER SECURITY AGREEMENT dated as of May 28, 1999, between DONALDSON, LUFKIN & JENRETTE SECURITIES CORPORATION, a corporation duly organized and validly existing under the laws of the State of Delaware (the "Company"), and THE FIRST NATIONAL BANK OF CHICAGO, as collateral agent for the Lenders (as defined in the Security Agreement referred to below) (in such capacity, together with its successors in such capacity, the "Collateral Agent").

                              W I T N E S S E T H:

            WHEREAS, the Company and the Collateral Agent are parties to a Master Security Agreement dated as of May 30, 1997 (as amended and supplemented and in effect from time to time, the "Security Agreement"), providing security for the payment of the Extensions of Credit and the other Secured Obligations (as such terms are defined in the Security Agreement); and

            WHEREAS, the Company and the Collateral Agent wish to amend the Security Agreement in certain respects and have previously obtained the consent of the "Required Lenders" under and as defined in the Security Agreement to the execution and delivery of this Amendment No. 2 to Master Security Agreement;

            NOW, THEREFORE, the parties hereto hereby agree as follows:

            P. 1. Definitions. Except as otherwise defined in this Amendment No. 2 to Master Security Agreement, terms defined in the Security Agreement are used herein as defined therein.

            P. 2. Amendments. Subject to the satisfaction of the conditions precedent specified in P. 4 below, the Security Agreement shall be amended as follows:

            (a) Section 1 of the Security Agreement shall be amended by adding the following new definitions (to the extent not already included in said
      Section 1) and inserting the same in the appropriate alphabetical locations and amending in their entirety the following definitions (to the extent already included in said Section 1) to read in their entirety as follows:

                  "Certificated Security" has the meaning assigned to such term in Section 8-102(a)(4) of the Code.

                  "Collateral Release Request" means (a) in the case of any
            request, delivered to the Collateral Agent in accordance with
            Section 3.04, to release


                  Amendment No. 2 to Master Security Agreement

            Securities held with the DTC, a transmission from the DTC or Company, as the case may be, to the Collateral Agent setting forth such release and (b) in the case of any request to release any other Collateral, a duly completed request from the Company to the Collateral Agent in the form of Exhibit A or a communication that includes substantially the same information in such other form as is reasonably acceptable to the Collateral Agent.

                  "Collateral Transfer Request" means (a) in the case of any transfer to the Collateral Agent, in accordance with Section 3.03, of Securities held with the DTC, a transmission from the DTC or the Company, as the case may be, to the Collateral Agent setting forth such transfer and (b) in the case of any transfer of any other Collateral, a duly completed request from the Company to the Collateral Agent in the form of Exhibit B or a communication that includes substantially the same information in such other form as is reasonably acceptable to the Collateral Agent.

                  "Credit Agreement" means the Second Amended and Restated
            Credit Agreement dated as May 28, 1999, among Donaldson, Lufkin & Jenrette, Inc., the Company, certain Lenders, First Chicago, as the DLJSC Collateral Agent, a Payment Agent and the Documentation Agent, The Bank of New York, as the Administrative Agent and a Payment Agent, and The Chase Manhattan Bank and Bank of America National Trust & Savings Association, as Syndication Agents, as amended, supplemented or otherwise modified from time to time.

                  "Customer Securities Collateral Account" means, collectively, one or more collateral accounts established by the Collateral Agent on the books of First Chicago or Chase (or such other agent or custodian appointed pursuant to Section 7.09), as a financial intermediary, or DTC, as a clearing corporation, pursuant to Section 3.02, or in the case of any such collateral account established with Chase, in its capacity as custodian of Collateralized Mortgage Obligations that are Customer Securities, pursuant to an agreement among the Company, the Collateral Agent and Chase, and designated "Customer Securities Collateral Account pledged by Donaldson, Lufkin & Jenrette Securities Corporation to The First National Bank of Chicago, as Collateral Agent" and any successor accounts established pursuant to Section 7.07.

                  "Firm Securities Collateral Account" means, collectively, one or more collateral accounts established by the Collateral Agent on the books of First Chicago or Chase (or such other agent or custodian appointed pursuant to Section 7.09), as a financial intermediary, or DTC, as a clearing corporation, pursuant to Section 3.02, or in the case of any such collateral account established with Chase, as custodian, pursuant to the DLJSC Tri-Party Agreement and designated "Firm Securities Collateral Account pledged by Donaldson, Lufkin & Jenrette Securities Corporation to The First National Bank of Chicago, as Collateral Agent" and any successor accounts established pursuant to Section 7.07.


                  Amendment No. 2 to Master Security Agreement

                  "Uncertificated Security" has the meaning assigned to such term in Section 8-102(a)(18) of the Code.

            (b) Section 1 of the Security Agreement is hereby amended by deleting the definition of "PTC" therefrom.

            (c) Section 1 of the Security Agreement shall be further amended by replacing the reference to "Section 8-302 of the Code" in the first parenthetical of clause (b) in the definition of "Eligible Domestic Security" with "Section 8-102(a)(1) of the Code"

            (d) Section 2 (g)(i) of the Security Agreement is hereby amended by replacing the reference to "Section 8-302 of the Code" "in the second parenthetical thereof with "Section 8-102(a)(1) of the Code"

            (e) Section 7.09(a) of the Security Agreement is hereby amended by deleting "PTC" from the second sentence thereof

            P. 3. Representations and Warranties. The Company represents and warrants to the Collateral Agent that the representations and warranties set forth in Section 2 of the Security Agreement are true and complete on the date hereof as if made on and as of the date hereof after giving effect to this Amendment No. 2 to the Master Security Agreement and as if each reference in said Section 2 to "this Agreement" included reference to this Amendment No. 2 to the Master Security Agreement.

            P. 4. Conditions Precedent. The amendments to the Security Agreement set forth in said Section 2 shall become effective, as of the date hereof, upon the satisfaction of the conditions precedent that: (i) this Amendment No. 2 to Master Security Agreement shall have been executed and delivered by each of the parties listed on the signature pages hereto and (ii) the Second Amended and Restated Credit Agreement shall have become effective in accordance with the terms thereof

            P. 5. Miscellaneous. Except as herein provided, the Security Agreement shall remain unchanged and in full force and effect. This Amendment No. 2 to Master Security Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Amendment No. 2 to Master Security Agreement by signing any such counterpart. This Amendment No. 2 to Master Security Agreement shall be governed by, and construed in accordance with, the law of the State of New York.


                  Amendment No. 2 to Master Security Agreement

            IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 2 to the Master Security Agreement to be duly executed and delivered as of the day and year first above written.

                                     DONALDSON, LUFKIN & JENRETTE
                                      SECURITIES CORPORATION

                                     By /s/ Will M. Toimai
                                        ----------------------------------------
                                      Title: Senior Vice President


                                     THE FIRST NATIONAL BANK
                                      OF CHICAGO, as Collateral Agent

                                     By
                                        ----------------------------------------
                                      Title:


                  Amendment No. 2 to Master Security Agreement

            IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 2 to the Master Security Agreement to be duly executed and delivered as of the day and year first above written.

                                     DONALDSON, LUFKIN & JENRETTE
                                      SECURITIES CORPORATION

                                     By
                                        ----------------------------------------
                                      Title:


                                     THE FIRST NATIONAL BANK
                                      OF CHICAGO, as Collateral Agent

                                     By /s/ Denise de Diego
                                        ----------------------------------------
                                      Title: Denise de Diego
                                             First Vice President


                  Amendment No. 2 to Master Security Agreement

                                State of Delaware                         PAGE 1

                        Office of the Secretary of State

                         ------------------------------

      I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THAT "DONALDSON, LUFKIN & JENRETTE SECURITIES CORPORATION" IS DULY INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE AND IS IN GOOD STANDING AND HAS A LEGAL CORPORATE EXISTENCE NOT HAVING BEEN CANCELLED OR DISSOLVED SO FAR AS THE RECORDS OF THIS OFFICE SHOW AND IS DULY AUTHORIZED TO TRANSACT BUSINESS.

      THE FOLLOWING DOCUMENTS HAVE BEEN FILED:

      CERTIFICATE OF INCORPORATION, FILED THE TWENTY-THIRD DAY OF MARCH, A.D. 1972, AT 10 O'CLOCK A.M.

      CERTIFICATE OF AMENDMENT, CHANGING ITS NAME FROM "DLJ SECURITIES COMPANY, INC." TO "DONALDSON, LUFKIN & JENRETTE SECURITIES CORPORATION", FILED THE THIRTEENTH DAY OF FEBRUARY, A.D. 1973, AT 10 O'CLOCK A.M.

      RESTATED CERTIFICATE, FILED THE THIRTIETH DAY OF MARCH, A.D. 1973, AT 10 O'CLOCK A.M.

      RESTATED CERTIFICATE, FILED THE TWENTY-SIXTH DAY OF APRIL, A.D. 1973, AT 10 O'CLOCK A.M.

      CERTIFICATE OF AGREEMENT OF MERGER, FILED THE TWENTY-THIRD DAY OF NOVEMBER, A.D. 1977, AT 10 O'CLOCK A.M.


0780213 8310                                                       9745273

991193068                                                         05-14-99


                                       /s/ Edward J. Freel
                             [SEAL]    -----------------------------------------
                                       Edward J. Freel, Secretary of State

                                       AUTHENTICATION:

                                                 DATE:

                                State of Delaware                         PAGE 2

                        Office of the Secretary of State

                         ------------------------------

      CERTIFICATE OF AGREEMENT OF MERGER, FILED THE TWELFTH DAY OF DECEMBER, A.D. 1977, AT 10 O'CLOCK A.M.

      CERTIFICATE OF MERGER, FILED THE SEVENTH DAY OF MAY, A.D. 1981, AT 10:30 O'CLOCK A.M.

      CERTIFICATE OF AMENDMENT, FILED THE FOURTH DAY OF FEBRUARY, A.D. 1994, AT 3:30 O'CLOCK P.M.

      CERTIFICATE OF AMENDMENT, FILED THE TWENTY-SECOND DAY OF DECEMBER, A.D. 1995, AT 11:30 O'CLOCK A.M.

      CERTIFICATE OF DESIGNATION, FILED THE TWENTY-SECOND DAY OF DECEMBER, A.D. 1995, AT 2:30 O'CLOCK P.M.

      CERTIFICATE OF AMENDMENT, FILED THE THIRTY-FIRST DAY OF JULY, A.D. 1996, AT 9 O'CLOCK A.M.

      CERTIFICATE OF DESIGNATION, FILED THE THIRTY-FIRST DAY OF JULY, A.D. 1996, AT 9:01 O'CLOCK A.M.

      RESTATED CERTIFICATE, FILED THE NINTH DAY OF AUGUST, A.D. 1996, AT 10:30 O'CLOCK A.M.

      AND I DO HEREBY FURTHER CERTIFY THAT THE AFORESAID CERTIFICATES ARE THE ONLY CERTIFICATES ON RECORD OF THE AFORESAID CORPORATION.

      AND I DO HEREBY FURTHER CERTIFY THAT THE FRANCHISE TAXES


0780213 8310                                                       9745273

991193068                                                         05-14-99


                                       /s/ Edward J. Freel
                              [SEAL]   -----------------------------------------
                                       Edward J. Freel, Secretary of State

                                       AUTHENTICATION:

                                                 DATE:

                                State of Delaware                         PAGE 3

                        Office of the Secretary of State

                         ------------------------------


HAVE BEEN PAID TO DATE.

      AND I DO HEREBY FURTHER CERTIFY THAT THE ANNUAL REPORTS HAVE BEEN FILED TO DATE.


0780213 8310                                                       9745273

991193068                                                         05-14-99


                                       /s/ Edward J. Freel
                              [SEAL]   -----------------------------------------
                                       Edward J. Freel, Secretary of State

                                       AUTHENTICATION:

                                                 DATE:

                                State of Delaware                         PAGE 1

                        Office of the Secretary of State

                         ------------------------------

      I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THAT "DONALDSON, LUFKIN & JENRETTE, INC." IS DULY INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE AND IS IN GOOD STANDING AND HAS A LEGAL CORPORATE EXISTENCE NOT HAVING BEEN CANCELLED OR DISSOLVED SO FAR AS THE RECORDS OF THIS OFFICE SHOW AND IS DULY AUTHORIZED TO TRANSACT BUSINESS.

      THE FOLLOWING DOCUMENTS HAVE BEEN FILED:

      CERTIFICATE OF INCORPORATION, FILED THE TWENTIETH DAY OF OCTOBER, A.D. 1959, AT 10 O'CLOCK A.M.

      CERTIFICATE OF AMENDMENT, FILED THE TWENTY-FOURTH DAY OF AUGUST, A.D. 1960, AT 10 O'CLOCK A.M.

      CERTIFICATE OF RETIREMENT, FILED THE SEVENTEENTH DAY OF FEBRUARY, A.D. 1961, AT 10 O'CLOCK A.M.

      CERTIFICATE OF AMENDMENT, FILED THE TWENTY-SIXTH DAY OF DECEMBER, A.D. 1961, AT 10 O'CLOCK A.M.

      CERTIFICATE OF RETIREMENT, FILED THE NINETEENTH DAY OF MARCH, A.D. 1964, AT 10 O'CLOCK A.M.

      CERTIFICATE OF RETIREMENT, FILED THE SEVENTH DAY OF AUGUST, A.D. 1964, AT 10 O'CLOCK A.M.


0543420  8310                                                      9745272

991193068                                                         05-14-99


                                       /s/ Edward J. Freel
                              [SEAL]   -----------------------------------------
                                       Edward J. Freel, Secretary of State

                                       AUTHENTICATION:

                                                 DATE:

                                State of Delaware                         PAGE 2

                        Office of the Secretary of State

                         ------------------------------

      CERTIFICATE OF RETIREMENT, FILED THE TWENTIETH DAY OF JANUARY, A.D. 1965, AT 10 O'CLOCK A.M.

      CERTIFICATE OF AMENDMENT, FILED THE TWENTIETH DAY OF JANUARY, A.D. 1965, AT 10 O'CLOCK A.M.

      CERTIFICATE OF REDUCTION, FILED THE EIGHTH DAY OF MARCH, A.D. 1967, AT 10 O'CLOCK A.M.

      CERTIFICATE OF AMENDMENT, FILED THE NINTH DAY OF MARCH, A.D. 1967, AT 10 O'CLOCK A.M.

      CERTIFICATE OF REDUCTION, FILED THE EIGHTEENTH DAY OF APRIL, A.D. 1968, AT 10 O'CLOCK A.M.

      CERTIFICATE OF AMENDMENT, FILED THE THIRTIETH DAY OF DECEMBER, A.D. 1968, AT 10 O'CLOCK A.M.

      CERTIFICATE OF AMENDMENT, FILED THE TWENTY-NINTH DAY OF DECEMBER, A.D. 1969, AT 10 O'CLOCK A.M.

      CERTIFICATE OF DESIGNATION, FILED THE TWENTY-NINTH DAY OF DECEMBER, A.D. 1969, AT 10:05 O'CLOCK A.M.

      CERTIFICATE OF REDUCTION, FILED THE THIRTY-FIRST DAY OF DECEMBER, A.D. 1969, AT 10 O'CLOCK A.M.

      CERTIFICATE OF REDUCTION, FILED THE FIFTEENTH DAY OF APRIL, A.D. 1970, AT 3 O'CLOCK P.M.


0543420  8310                                                      9745272

991193068                                                         05-14-99


                                       /s/ Edward J. Freel
                             [SEAL]    -----------------------------------------
                                       Edward J. Freel, Secretary of State

                                       AUTHENTICATION:

                                                 DATE:

                                State of Delaware                         PAGE 3

                        Office of the Secretary of State

                         ------------------------------

      CERTIFICATE OF AMENDMENT, FILED THE SIXTEENTH DAY OF APRIL, A.D. 1970, AT 10:45 O'CLOCK A.M.

      RESTATED CERTIFICATE, FILED THE FOURTH DAY OF MAY, A.D. 1973, AT 3:35 O'CLOCK P.M.

      RESTATED CERTIFICATE, FILED THE FOURTH DAY OF MAY, A.D. 1973, AT 3:40 O'CLOCK P.M.

      CERTIFICATE OF OWNERSHIP, FILED THE NINETEENTH DAY OF NOVEMBER, A.D. 1973, AT 10 O'CLOCK A.M.

      CERTIFICATE OF OWNERSHIP, FILED THE THIRTY-FIRST DAY OF OCTOBER, A.D. 1975, AT 10 O'CLOCK A.M.

      CERTIFICATE OF DESIGNATION, FILED THE EIGHTEENTH DAY OF NOVEMBER, A.D. 1981, AT 9:30 O'CLOCK A.M.

      CERTIFICATE OF AMENDMENT, FILED THE TWENTY-SECOND DAY OF APRIL, A.D. 1983, AT 10 O'CLOCK A.M.

      CERTIFICATE OF OWNERSHIP, FILED THE SEVENTEENTH DAY OF JANUARY, A.D. 1985, AT 11:50 O'CLOCK A.M.

      CERTIFICATE OF AMENDMENT, FILED THE SEVENTEENTH DAY OF SEPTEMBER, A.D. 1985, AT 10 O'CLOCK A.M.

      CERTIFICATE OF AMENDMENT, FILED THE TWENTY-FIRST DAY OF JULY, A.D. 1993, AT 11 O'CLOCK A.M.


0543420  8310                                                      9745272

991193068                                                         05-14-99


                                       /s/ Edward J. Freel
                             [SEAL]    -----------------------------------------
                                       Edward J. Freel, Secretary of State

                                       AUTHENTICATION:

                                                 DATE:

                                State of Delaware                         PAGE 4

                        Office of the Secretary of State

                         ------------------------------

      CERTIFICATE OF DESIGNATION, FILED THE TWENTY-FIFTH DAY OF OCTOBER, A.D. 1993, AT 4 O'CLOCK P.M.

      CERTIFICATE OF CORRECTION, FILED THE TWENTY-SIXTH DAY OF OCTOBER, A.D. 1993, AT 10:30 O'CLOCK A.M.

      CERTIFICATE OF AMENDMENT, FILED THE TWENTY-EIGHTH DAY OF AUGUST, A.D. 1995, AT 4:30 O'CLOCK P.M.

      CERTIFICATE OF DESIGNATION, FILED THE TWENTY-FIRST DAY OF NOVEMBER, A.D. 1996, AT 4:30 O'CLOCK P.M.

      CERTIFICATE OF CORRECTION, FILED THE SEVENTEENTH DAY OF JANUARY, A.D. 1997, AT 9 O'CLOCK A.M.

      CERTIFICATE OF DESIGNATION, FILED THE EIGHTH DAY OF JANUARY, A.D. 1998, AT 9 O'CLOCK A.M.

      RESTATED CERTIFICATE, FILED THE TWENTY-SECOND DAY OF APRIL, A.D. 1998, AT 9 O'CLOCK A.M.

      AND I DO HEREBY FURTHER CERTIFY THAT THE AFORESAID CERTIFICATES ARE THE ONLY CERTIFICATES ON RECORD OF THE AFORESAID CORPORATION.

      AND I DO HEREBY FURTHER CERTIFY THAT THE FRANCHISE TAXES HAVE BEEN PAID TO DATE.

      AND I DO HEREBY FURTHER CERTIFY THAT THE ANNUAL REPORTS HAVE


0543420  8310                                                      9745272

991193068                                                         05-14-99


                                       /s/ Edward J. Freel
                           [SEAL]      -----------------------------------------
                                       Edward J. Freel, Secretary of State

                                       AUTHENTICATION:

                                                 DATE:

                                State of Delaware                         PAGE 5

                        Office of the Secretary of State

                         ------------------------------

BEEN FILED TO DATE.

0543420  8310                                                      9745272

991193068                                                         05-14-99


                                       /s/ Edward J. Freel
                            [SEAL]     -----------------------------------------
                                       Edward J. Freel, Secretary of State

                                       AUTHENTICATION:

                                                 DATE:

               DONALDSON, LUFKIN & JENRETTE SECURITIES CORPORATION
                          CERTIFICATE OF SENIOR OFFICER

I, Charles J. Hendrickson, the Senior Vice President and Treasurer of Donaldson, Lufkin & Jenrette Securities Corporation, a Delaware corporation (the "Company"), hereby certify as follows:

      1. This certificate is being delivered pursuant to Paragraph 4.04 of the Second Amended and Restated Credit Agreement dated as of May 28, 1999 (the "Credit Agreement"), among Donaldson, Lufkin & Jenrette, Inc., the Company, Chase Securities Inc., as Arranger, The Chase Manhattan Bank and the Bank of America National Savings & Trust Association, as Syndication Agents, The First National Bank of Chicago, as Documentation Agent, DLJSC Collateral Agent and Payment Agent and The Bank of New York, as Administrative Agent and Payment Agent. The terms used in this Certificate and not defined herein have the respective meanings specified in the Credit Agreement.

      2. I am familiar with the terms of the Credit Agreement. As to matters hereinbelow set forth, I either have personal knowledge or have obtained information from officers or employees in whom I have confidence and whose duties require them to have personal knowledge thereof, and I make this certificate pursuant to the provisions of the Credit Agreement with the intent that this certificate be relied upon by the Banks as a basis for the consummation of the transactions contemplated by the Credit Agreement.

      3. Each of the Credit Documents to which the Company is a party has been duly executed and delivered by the Company.

      4. The warranties and representations made by the Company in Article 3 of the Credit Agreement and in the other Basic Documents are true and complete on the date hereof with the same effect as if made on and as of the date hereof (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date).

      5.    No DLJSC Default has occurred and is continuing.

      6.    Neither DLJSC Borrowing Base Percentage is less than 100%.

      7. No Official Lien (as such term is defined in the DLJSC Security Agreement) exists on all or part of the DLJSC Collateral.

      By: /s/ Charles J. Hendrickson
          ---------------------------------
      Charles J. Hendrickson
      Senior Vice President and Treasurer
      Date: May 28, 1999

                   [LETTERHEAD OF WILMER, CUTLER & PICKERING]

                                  May 28, 1999

To the Banks party to the Credit Agreement referred to Below; Chase Securities Inc., as Arranger; The Chase
Manhattan Bank, as Syndication Agent; Bank of
America, National Trust & Savings Association, as
Syndication Agent; The First National Bank of Chicago, as Documentation Agent, DLJSC Collateral Agent and
Payment Agent; and The Bank of New York, as
Administrative Agent and Payment Agent

Ladies and Gentlemen:

            We have acted as special counsel to Donaldson Lufkin & Jenrette, Inc. ("DLJ) and Donaldson Lufkin & Jenrette Securities Corporation ("DLJSC") (each a "Borrower" and collectively the "Borrowers") in connection with the Second Amended and Restated Credit Agreement dated as of May 28, 1999, the ("Credit Agreement") among DLJ; DLJSC; the Banks party thereto; Chase Securities Inc., as Arranger; The Chase Manhattan Bank and Bank of America National Trust & Savings Association, as Syndication Agents; the Bank of New York, as Administrative Agent and Payment Agent; and The First National Bank of Chicago, as Documentation Agent, DLJSC Collateral Agent and Payment Agent. All capitalized terms used but not defined herein have the respective meanings given to such terms in the Credit Agreement.

            This opinion is being delivered pursuant to Paragraph 4.03 of the Credit Agreement.

            In rendering the opinions expressed below, we have examined the following agreements, instruments and other documents:

            (a)   the Credit Agreement;

            (b) the Master Security Agreement dated as of May 30, 1997, as amended by Amendment No. 2 to Master Security Agreement dated as of May 28, 1999, each among DLJSC, the Banks, the First National Bank of Chicago as DLJSC Collateral Agent and the Bank of New York as Administrative Agent; and

            (c) such corporate records of the borrowers and such other documents as we have deemed necessary as a basis for the opinions expressed below.

The agreements and instruments referred to in the foregoing lettered clauses (a) and (b) are collectively referred to as the "Credit Documents".

            In our examination, we have assumed the genuineness of all signatures, the authenticity of all documents submitted to us as originals and the conformity with authentic original documents of all documents submitted to us as copies. As to factual matters relevant to this opinion, we have relied upon statements of governmental officials and upon representations made in or pursuant to the Credit Documents and certificates of appropriate representatives of the Borrowers.

            In rendering the opinions expressed below, we have assumed, with respect to all of the documents referred to in this opinion letter, that (except, to the extent set forth in the opinions expressed below, as to the Borrowers):

            (i) such documents have been duly authorized by, have been duly executed and delivered by, and constitute legal, valid, binding and enforceable obligations of, all of the parties to such documents;

            (ii)  all signatories to such documents have been duly authorized;
                  and

            (iii) all of the parties to such documents are duly organized and validly existing and have the power and authority (corporate or other) to execute, deliver and perform such documents.

            Based upon and subject to the foregoing and subject also to the comments and qualifications set forth below, and having considered such questions of law as we have deemed necessary as a basis for the opinions expressed below, we are of the opinion that:

            1. Each Borrower is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.

            2. Each Borrower has all requisite corporate power to execute and deliver, and to perform its obligations under, the Credit Documents to which it is a party. Each Borrower has all requisite corporate power to borrow under the Credit Agreement. DLJSC has all requisite corporate power to grant a security interest in the DLJSC Collateral pursuant to the DLJSC Security Agreement.

            3. The execution, delivery and performance by each Borrower of each Credit Document to which it is a party and the borrowings by such Borrower under the Credit Agreement and the pledge of the DLJSC Collateral pursuant to the Security Documents to which DLJSC is a party, have been duly authorized by necessary corporate action on the part of such Borrower.

            4. Each of the Credit Documents constitutes the legal, valid and binding obligation of each Borrower party to such Credit Document, enforceable against such Borrower in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights of creditors generally and except as the enforceability of the Credit Documents is subject to the application of general principles of equity (regardless of whether considered in a proceeding in equity or at law), including, without limitation, (a) the possible unavailability of specific performance, injunctive relief or any other equitable remedy and (b) concepts of materiality, reasonableness, good faith and fair dealing.

            5. No authorization, approval or consent of, and no filing or registration with, any governmental or regulatory authority or agency of the United States of America is required on the party of any Borrower for the execution, delivery or performance by such Borrower of any of the Credit Documents or for the borrowings by such Borrower under the Credit Agreement or the granting of a security interest in the Collateral (as defined in the Security Agreement) pursuant to the Security Agreement.

            6. The execution, delivery and performance by each Borrower of, and the consummation by such Borrower of the transactions contemplated by, the Credit Documents do not and will not violate any applicable law, rule or regulation.

            The foregoing opinions are subject to the following comments and qualifications:

            (A) The enforceability of the second paragraph of Section 11.03 of the Credit Agreement (and any similar provisions in any of the other Credit Documents) may be limited by laws rendering unenforceable (i) indemnification contrary to Federal or state securities laws and the public polity underlying such laws and (ii) the release of a party from, or the indemnification of a party against, liability for its own wrongful or negligent acts under certain circumstances.

            (B) The enforceability of provisions in the Credit Documents to the effect that terms may not be waived or modified except in writing may be limited under certain circumstances.

            (C) We express no opinion as to (i) the effect of the laws of any jurisdiction in which any Bank is located (other than the State of New York) that limit the interest, fees or other charges such Bank may impose, (ii)
Section 4.07(c) of the Credit Agreement, (iii) the second sentence of Section
11.10 of the Credit Agreement, insofar as such sentence relates to the subject matter jurisdiction of the United States District court for the Southern District of New York to adjudicate any controversy related to the Credit Documents, and (iv) the waiver of inconvenient forum set forth in Section 11.10 of the Credit Agreement with respect to proceedings in the United States District Court for the Southern District of New York and the waiver in the antepenultimate sentence of said Section 11.10.

            (D) We wish to point out that the obligations of DLJSC, and the rights and remedies of the Lenders (as defined in the Security Agreement), under the Security Agreement may be subject to possible limitations upon the exercise of remedial or procedural provisions contained in the Security Agreement, provided that such limitations do not, in our opinion, make the remedies and procedures that will be afforded to the Lenders inadequate for the practical realization of the substantive benefits purported to be provided to the Lenders by the Security Agreement, subject to the economic consequences of any delay which may result from applicable law, rules or judicial process.

            The foregoing opinions are limited to the Federal laws of the United States of America, the General Corporation Law of the State of Delaware, the law of the State of New York and the law of the District of Columbia, and we do not express any opinion as to the laws of any other jurisdiction. We disclaim any obligation to update or supplement this opinion to reflect any facts or circumstances which may hereafter come to our attention, or any changes in laws which may hereafter occur.

            At the request of our clients, this opinion letter is, pursuant to Paragraph 4.03 of the Credit Agreement, provided to you by us in our capacity as special counsel to the borrowers and may not be relied upon by any Person other than you and your respective successors and assigns and then only in connection with the transactions contemplated by the Credit Agreement without, in each instance, our prior written consent.

                                        Very truly yours,

                                        WILMER, CUTLER & PICKERING


                                        By: /s/ Russell J. Bruemmer
                                            ------------------------------------
                                            Russell J. Bruemmer
                                            a partner

                       DONALDSON, LUFKIN & JENRETTE, INC.
                          CERTIFICATE OF SENIOR OFFICER

I, Charles J. Hendrickson, the Senior Vice President and Treasurer of Donaldson, Lufkin & Jenrette, Inc., a Delaware corporation (the "Company"), hereby certify as follows:

      1. This certificate is being delivered pursuant to Paragraph 4.04 of the Second Amended and Restated Credit Agreement dated as of May 28, 1999 (the "Credit Agreement"), among the Company, Donaldson, Lufkin & Jenrette Securities Corporation, Chase Securities Inc., as Arranger, The Chase Manhattan Bank and Bank of America National Trust & Savings Association, as Syndication Agents, The First National Bank of Chicago, as Documentation Agent, DLJSC Collateral Agent and Payment Agent and The Bank of New York, as Administrative Agent and Payment Agent. The terms used in this Certificate and not defined herein have the respective meanings specified in the Credit Agreement.

      2. I am familiar with the terms of the Credit Agreement. As to matters hereinbelow set forth, I either have personal knowledge or have obtained information from officers or employees in whom I have confidence and whose duties require them to have personal knowledge thereof, and I make this certificate pursuant to the provisions of the Credit Agreement with the intent that this certificate be relied upon by the Banks as a basis for the consummation of the transactions contemplated by the Credit Agreement.

      3. Each of the Credit Documents to which the Company is a party has been duly executed and delivered by the Company.

      4. The warranties and representations made by the Company in Article 3 of the Credit Agreement and in the other Basic Documents are true and complete on the date hereof with the same effect as if made on and as of the date hereof (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date).

      5.    No Default has occurred and is continuing.


      By: /s/ Charles J. Hendrickson
          --------------------------------
      Charles J. Hendrickson
      Senior Vice President and Treasurer
      Date: May 28, 1999